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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MACK-CALI REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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 MACK-CALI REALTY CORPORATION
343 Thornall Street
Edison, New Jersey 08837-2206

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 24, 2011

To Our Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Mack-Cali Realty Corporation (the "Company") will be held at the Hyatt Regency Jersey City on the Hudson, Harborside Financial Center, 2 Exchange Place, Jersey City, New Jersey 07302-3901 on Tuesday, May 24, 2011 at 2:00 p.m., local time, for the following purposes:

  1.
  To elect four persons to the Board of Directors of the Company, each to serve a three-year term and until their respective successors are elected and qualified.

  2.
  To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this proxy statement.

  3.
  To consider and vote, on an advisory basis, for the frequency of the stockholder vote on the compensation of our named executive officers, as such compensation is described under the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this proxy statement.

  4.
  To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as the Company's independent registered public accountants for the ensuing year.

        The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to receive reports of officers (without taking action thereon) and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        All stockholders of record as of the close of business on April 5, 2011 are entitled to notice of and to vote at the Annual Meeting. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum. You may vote electronically through the internet or by telephone. The instructions on your proxy card describe how to use these convenient services. Of course, if you prefer, you can vote by mail by completing your proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors,

Roger W. Thomas Secretary

April 20, 2011
Edison, New Jersey

        THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

 MACK-CALI REALTY CORPORATION
343 Thornall Street
Edison, New Jersey 08837-2206

PROXY STATEMENT

General Information

        This Proxy Statement is furnished to stockholders of Mack-Cali Realty Corporation, a Maryland corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, May 24, 2011 at the Hyatt Regency Jersey City on the Hudson, Harborside Financial Center, 2 Exchange Place, Jersey City, New Jersey 07302-3901, local time, at 2:00 p.m., and any adjournment or postponement thereof.

        This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card are first being mailed to the Company's stockholders on or about April 20, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2011

        This Proxy Statement, the Notice of Annual Meeting of Stockholders and Our Annual Report to Stockholders are available at http://www.mack-cali.com/investors/company_filings/

Solicitation and Voting Procedures

        Solicitation.    The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"). The Company intends to use the services of MacKenzie Partners, Inc., 105 Madison Avenue, 14th Floor, New York, New York 10016, in soliciting proxies and, in such event, the Company expects to pay an amount not to exceed $10,000, plus out-of-pocket expenses, for such services. The Company may conduct further solicitation personally, telephonically, electronically or by facsimile through its officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.

        Householding of Proxy Materials.    In accordance with a notice sent previously to beneficial owners holding shares in street name (for example, through a bank, broker or other holder of record) who share a single address with other similar holders, only one Annual Report and Proxy Statement is being sent to that address unless contrary instructions were received from any stockholder at that address. This practice, known as "householding," is designed to reduce printing and postage costs. Any of such beneficial owners may discontinue householding by writing to the address or calling the telephone number provided for such purpose by their holder of record. Any such stockholder may also request prompt delivery of a copy of the Annual Report or Proxy Statement by contacting the Company at (732) 590-1000 or by writing to Roger W. Thomas, Secretary, Mack-Cali Realty Corporation, 343 Thornall Street, Edison, New Jersey 08837-2206. Other beneficial owners holding shares in street name may be able to initiate householding if their holder of record has chosen to offer such service, by following the instructions provided by the record holder.

        Voting.    Stockholders of record may authorize the proxies named in the enclosed proxy card to vote their shares of Common Stock in the following manner:

  •
  by mail, by marking the enclosed proxy card, signing and dating it, and returning it in the postage-paid envelope provided;

  •
  by telephone, by dialing the toll-free telephone number indicated on the proxy card that you received in the mail with this proxy statement, within the United States or Canada, and following the instructions. Stockholders voting by telephone need not return the proxy card; and

  •
  through the internet, by accessing the World Wide Web site indicated on the proxy card that you received in the mail with this proxy statement. Stockholders voting by the internet need not return the proxy card.

        Revocability of Proxies.    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given or by delivering to Roger W. Thomas, Secretary, Mack-Cali Realty Corporation, 343 Thornall Street, Edison, New Jersey 08837-2206, a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

        Voting Procedure.    The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on April 5, 2011 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were 86,933,307 shares of Common Stock outstanding. Under Maryland law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

        Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If a properly executed and delivered proxy does not provide instructions, then the shares represented by that proxy will be voted FOR the election of each of the four nominees for director named below, FOR the advisory approval of executive compensation, FOR the advisory approval of the holding of the advisory votes on executive compensation "Every One Year" and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

        If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order to vote your shares. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker's proxy card and bring it with you to the Annual Meeting in order to vote. Under New York Stock Exchange (the "NYSE") Rules, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors, as set forth in Proposal No. 4, is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on Proposal No. 4 on behalf of beneficial owners who have not furnished a properly executed proxy card or delivered voting instructions to their broker at least ten days before the date of the Annual Meeting. In contrast, the election of directors as set forth in Proposal No. 1, the advisory vote to approve executive compensation as set forth in Proposal No. 2, and the advisory vote with respect to the frequency of advisory votes on executive compensation as set forth in Proposal No. 3, are considered non-discretionary items. This means that brokerage firms that have not received a properly executed proxy card or voting instructions from their clients may not vote on behalf of their clients with respect to Proposal Nos. 1, 2 and 3.

        These so called "broker non-votes" will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be included in the total of votes cast for the election of directors, the advisory vote for approval of executive compensation, or the advisory vote with respect to the frequency of advisory votes on executive compensation. Abstentions will be counted as present for purposes of determining the presence of a quorum but will have no effect on the outcome of and of the matters covered by Proposal Nos. 1 through 4.

VOTING SECURITIES AND PRINCIPAL HOLDERS

        Unless otherwise indicated, the following table sets forth information as of December 31, 2010 with respect to each person or group who is known by the Company, in reliance on Schedules 13D and 13G reporting beneficial ownership and filed with the Securities and Exchange Commission (the "SEC"), to beneficially own more than 5% of the Company's outstanding shares of Common Stock. Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual or group listed with sole voting and/or investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(%)(1)
The Vanguard Group, Inc.(2)	8,697,449	10.0%
The Mack Group(3)	8,163,019	9.4%
Blackrock Inc.(4)	6,362,687	8.0%
Morgan Stanley(5)	5,329,804	6.7%
Vanguard Specialized Funds—Vanguard REIT Index Fund(6)	4,198,363	5.3%

(1)
The total number of shares outstanding used in calculating this percentage does not include 13,007,668 shares reserved for issuance upon redemption or conversion of outstanding units of limited partnership interest ("Units") in Mack-Cali Realty, L.P., a Delaware limited partnership (the "Operating Partnership") through which the Company conducts its real estate activities, or 2,720,749 shares reserved for issuance upon the exercise of stock options granted or reserved for possible grant to certain employees and directors of the Company, except in all cases where such Units or stock options are owned by the reporting person or group. This information is as of December 31, 2010.

(2)
Address: 100 Vanguard Blvd., Malvern, PA, 19355. Share information is furnished in reliance on the Schedule 13G/A dated February 28, 2011 of The Vanguard Group, Inc. ("Vanguard") filed with the SEC, which represents holdings as of February 28, 2011. This number represents 8,697,449 shares beneficially owned by Vanguard, which includes (i) 54,479 shares for which Vanguard has sole voting power and (ii) 8,642,970 shares for which Vanguard has sole dispositive power.

(3)
Address: 343 Thornall Street, Edison, NJ 08837-2206. The Mack Group (which is not a legal entity) is composed of, among others, William L. Mack, the Chairman of the Board of Directors, David S. Mack, a director of the Company, Fredric Mack, a member of the Company's Advisory Board, Earle I. Mack, a former director of the Company, their immediate family members and related trusts, and Mitchell E. Hersh, the President and Chief Executive Officer and a director of the Company. Share information is furnished in reliance on the Schedule 13G/A dated February 11, 2011 of the Mack Group filed with the SEC, which represents holdings as of December 31, 2010. This number represents shares for which the Mack Group has shared dispositive and voting power, and includes 7,690,526 common Units, redeemable for shares of Common Stock on a one-for-one basis (each such Unit being a "Reported Share"), and 15,000 vested stock options to purchase shares of Common Stock. Furthermore, William L. Mack, a member of the Mack Group, is a trustee of the William and Phyllis Mack Foundation, Inc., a charitable foundation that owns 100,000 Reported Shares. Richard Mack and Stephen Mack, members of the Mack Group, are trustees of the Mack 2010 Family Trust II, a trust that owns 978,835 Reported Shares. David S. Mack, a member of the Mack Group, is a trustee of The David and Sondra Mack Foundation, a charitable foundation that owns 225,000 Reported Shares. In addition, Stephen Mack is a trustee of the Stephen Mack and Kelly Mack Family Foundation, a charitable foundation that owns 5,000 Reported Shares. William L. Mack, Richard Mack, David S.

  Mack and Stephen Mack, pursuant to Rule 13d-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each have specifically disclaimed beneficial ownership of any Reported Shares owned by such foundations.

(4)
Address: 40 East 52nd Street, New York, NY 10022. Share information is furnished in reliance on the Schedule 13G/A dated January 21, 2011 of Blackrock Inc. ("Blackrock") filed with the SEC, which represents holdings as of December 31, 2010. This number represents 6,362,687 shares beneficially owned by Blackrock for which it has sole voting power and sole dispositive power.

(5)
Address: 1585 Broadway, New York, NY 10036. Share information is furnished in reliance on the Schedule 13G/A dated February 9, 2011 of Morgan Stanley filed with the SEC, which represents holdings as of December 31, 2010. This number represents 5,329,804 shares beneficially owned by Morgan Stanley, including 5,306,659 shares beneficially owned by Morgan Stanley's wholly-owned subsidiary Morgan Stanley Investment Management Inc. ("MSIM"). The Company believes that the shares owned by Morgan Stanley are held for investment advisory clients and not for its own account. The 5,329,804 shares owned by Morgan Stanley includes (i) 4,324,272 shares for which Morgan Stanley has sole voting power and 5,329,804 shares for which Morgan Stanley has sole dispositive power, and (ii) 4,301,127 shares for which MSIM has sole voting power, and 5,306,659 shares for which MSIM has sole dispositive power.

(6)
Address: 100 Vanguard Blvd., Malvern, PA, 19355. Share information is furnished in reliance on the Schedule 13G dated February 9, 2011 of Vanguard Specialized Funds—Vanguard REIT Index Fund—23-2834924 ("Vanguard Fund") filed with the SEC, which represents 4,198,363 shares beneficially owned by Vanguard Fund as of December 31, 2010.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Company's charter divides the Company's Board of Directors into three classes, with the members of each such class serving staggered three-year terms. The Board of Directors presently consists of twelve members as follows: Class II directors, Nathan Gantcher, David S. Mack, William L. Mack and Alan G. Philibosian, whose terms expire in 2011; Class III directors, Mitchell E. Hersh, John R. Cali, Irvin D. Reid and Robert F. Weinberg whose terms expire in 2012; and Class I directors, Alan S. Bernikow, Kenneth M. Duberstein, Vincent Tese and Roy J. Zuckerberg, whose terms expire in 2013.

        At the Annual Meeting, the stockholders will elect four directors to serve as Class II directors. The Class II directors who are elected at the Annual Meeting will serve until the Annual Meeting of Stockholders to be held in 2014 and until such directors' respective successors are elected or appointed and qualify or until any such director's earlier resignation or removal. The Board of Directors, acting upon the unanimous recommendation of its Nominating and Corporate Governance Committee, has nominated, Nathan Gantcher, David S. Mack, William L. Mack and Alan G. Philibosian for election as Class II directors at the Annual Meeting. In the event any nominee is unable or unwilling to serve as a Class II director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with the bylaws of the Company. At the conclusion of the Annual Meeting, the Board of Directors will consist of twelve members with each Class having four directors.

        Nathan Gantcher, director nominee, has served as a member of the Board of Directors since 1999, as a member of the Audit Committee of the Board of Directors since 1999, and as a member of each of the Nominating and Corporate Governance Committee of the Board of Directors and the Executive Committee of the Board of Directors since 2000. Mr. Gantcher also serves as a member of the board of directors of Liberty Acquisition Holdings Corp. and is a member of the audit, compensation and governance and nominating committees of the board of directors of Liberty Acquisition Holdings Corp. Previously, Mr. Gantcher served as a member of the board of directors of NDS Group Ltd. from 2004 to February 2009, and was a member of the compensation committee and the audit committee of the board of directors of NDS Group Ltd. Mr. Gantcher also served as a member of the board of directors of Centerline Holding Company from 2003 to 2008, and as a member of its nominating and governance, compensation and capital markets committees. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Mr. Gantcher or which Mr. Gantcher held at any time during the past five years. Mr. Gantcher has served as managing member of EXOP Capital LLC since 2005. Mr. Gantcher previously served as a member of the board of directors of Refco, Inc. from 2004 until 2006 and a member of the board of directors of Neuberger Berman, a NYSE listed company, and served as a member of its audit and compensation committees, from 2001 until 2003. Mr. Gantcher also served as the co-chairman, president and chief executive officer of Alpha Investment Management L.L.C. from 2001 until July 2004. Prior to joining Alpha Investment Management L.L.C., Mr. Gantcher was a private investor from 1999 to 2001. Mr. Gantcher served as vice chairman of CIBC Oppenheimer Corp. from 1997 to 1999. Prior to becoming vice chairman of CIBC Oppenheimer Corp., Mr. Gantcher served as co-chief executive officer and chief operating officer of Oppenheimer & Co., Inc. Mr. Gantcher currently serves as a member of the Overseers Committee of the Columbia University Graduate School of Business. He previously served as chairman of the board of trustees of Tufts University and as a member of the Council of Foreign Relations. Mr. Gantcher received his A.B. in economics and biology from Tufts University and his M.B.A. from the Columbia University Graduate School of Business. Based on Mr. Gantcher's familiarity with the Company as a long-standing member of the Company's Board of Directors, his experience as a director with several public companies and his investment banking, management and financial expertise, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Gantcher has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        David S. Mack, director nominee, has served as a member of the Board of Directors since 2004. Mr. Mack served as a member of the Company's Advisory Board from 1997 to 2004. Mr. Mack is a vice president and senior partner of The Mack Company, where he has been employed since 1966 and where he pioneered the development of large, Class A office properties and helped to increase The Mack Company's portfolio to approximately 20 million square feet. Mr. Mack also serves as a member of the boards of trustees of the Pratt Institute and the Palm Healthcare Foundation, Inc. and as a member of the board of directors of the Joseph L. Morse Geriatric Center. Mr. Mack also is an assistant commissioner with the Nassau County Police Department, is currently vice chairperson of the board of trustees of Hofstra University and is a member of the board of trustees at North Shore—Long Island Jewish Health System. Mr. Mack received his B.A. degree in Business Administration from Hofstra University. Mr. Mack serves as a member of the Board of Directors pursuant to an agreement with the Company entered into at the time of the Company's combination with The Mack Company in December 1997. See "Certain Relationships and Related Transactions—Mack Agreement." Mr. Mack is the brother of William L. Mack. Based on Mr. Mack's years of experience with The Mack Company and his extensive knowledge and expertise of commercial real estate markets and office REIT operations, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Mack has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        William L. Mack, director nominee, has served as a member of the Board of Directors since 1997 and as its Chairman since 2000. Mr. Mack also has served as Chairman of the Company's Executive Committee of the Board of Directors since 1997. Prior to December 1997, Mr. Mack served as President and Senior Managing Partner of The Mack Company, where he pioneered the development of large, Class A office properties and helped to increase The Mack Company's portfolio to approximately 20 million square feet. In addition, Mr. Mack is a founder of AREA Property Partners (f/k/a Apollo Real Estate Advisors, L.P.) and has served as its Chairman since 1993. He currently serves as a board member of the Regional Advisory Board of JP Morgan Chase. Mr. Mack also served as a member of the board of directors of the Retail Opportunity Investments Corporation from 2009 to 2010. The foregoing directorship is the only public company or registered investment company directorship currently held by Mr. Mack or which Mr. Mack held at any time during the past five years. Mr. Mack also currently serves as a member of the boards of directors of Premier American Bank, N.A., a private national bank, and Bond Street Holdings, Inc. Previously, Mr. Mack served as a member of the boards of directors of City and Suburban Financial Corporation from 1988 to 2007, The Bear Stearns Companies Inc. from 1997 to 2004, Vail Resorts, Inc. from 1993 to 2004 and Wyndham International, Inc. from 1999 to 2005. Mr. Mack is a Vice Chairman of the North Shore—Long Island Jewish Health System and Chairman of the Board for the Solomon R. Guggenheim Foundation. He also serves as Vice Chair of the board of overseers of The Wharton School of Business and Finance at the University of Pennsylvania. Mr. Mack attended The Wharton School and has a B.S. degree in business administration, finance and real estate from New York University. Mr. Mack serves as a member of the Board of Directors pursuant to an agreement with the Company entered into at the time of the Company's combination with The Mack Company in December 1997. See "Certain Relationships and Related Transactions—Mack Agreement." Mr. Mack is the brother of David S. Mack. Based on Mr. Mack's oversight of the Company's growth and development since his appointment as Chairman of the Board in 2000, his years of experience with The Mack Company and his extensive knowledge and expertise of commercial real estate markets and office REIT operations through over forty (40) years of experience, the Nominating and Corporate Governance Committee of

the Board of Directors concluded that Mr. Mack has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Alan G. Philibosian, director nominee, has served as a member of the Board of Directors since 1997 and as a member of the Nominating and Corporate Governance Committee of the Board of Directors since 2000. In addition, Mr. Philibosian has served as a member of the Executive Compensation and Option Committee of the Board of Directors since 1997, and has served as the chairman of said committee since 2004. Mr. Philibosian is an attorney practicing in Englewood, New Jersey, and since 1997 has had his own practice. Mr. Philibosian served as a commissioner of The Port Authority of New York and New Jersey from January 1995 through January 2003. While Commissioner, he served as chairman of the audit and construction committees and vice-chairman of the finance committee. Mr. Philibosian previously served on the board of directors of NorCrown Bank, Livingston, New Jersey, prior to its acquisition by Valley National Bancorp of New Jersey in 2005, and is a Vice President of and serves on the board of directors and executive committee of the Armenian Missionary Association of America, Paramus, New Jersey. Mr. Philibosian graduated Phi Beta Kappa from Rutgers College, and received his J.D. degree from Boston College Law School and his LL.M. degree in taxation from New York University. Based on Mr. Philibosian's familiarity with the Company as a long-standing member of the Company's Board of Directors and his significant legal and financial background, and his experience as a director and his roles on various committees of the Board of Directors, together with his legal and financial background, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Philibosian has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

Vote Required and Board of Directors' Recommendation

        Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote. Under the Company's By-laws and Corporate Governance Principles, if, in any uncontested election of directors, a director nominee has a greater number of votes "withheld" from his or her election than votes cast "for" his or her election, such director nominee shall promptly tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. A vote will be considered "withheld" from a director nominee if a stockholder withholds authority to vote for such director nominee in any proxy granted by such stockholder in accordance with instructions contained in the proxy statement or accompanying proxy card circulated for the meeting of stockholders at which the election of directors is to be held. See "Policies Relating to the Election of Directors."

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

 DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below is certain information as of March 15, 2011, including information with respect to the beneficial ownership of the Company's common stock, for (i) the members of the Board of Directors, (ii) the named executive officers of the Company and (iii) the directors and executive officers of the Company as a group:

Name and Position	Age	First Elected	Term Expires	Number of Shares(1)(2)		Percent of Shares Outstanding (%)(3)	Percent of Shares Outstanding calculated on a full-diluted basis)(%)(4)
William L. Mack, Chairman of the Board(5)(6)	71	1997	2011	2,330,326	(12)	2.61%	2.33%
Mitchell E. Hersh, President, Chief Executive Officer and Director(5)(6)	60	1997	2012	526,063	(13)	*	*
Barry Lefkowitz, Executive Vice President and Chief Financial Officer	48	—	—	205,929		*	*
Roger W. Thomas, Executive Vice President, General Counsel and Secretary	53	—	—	139,395		*	*
Michael A. Grossman, Executive Vice President	49	—	—	118,514		*	*
Mark Yeager, Former Executive Vice President(7)	51			69,545	(14)
Alan S. Bernikow, Director(8)	70	2004	2013	17,777	(15)	*	*
John R. Cali, Director	63	2000	2012	303,813	(16)	*	*
Kenneth M. Duberstein, Director(9)	66	2005	2013	16,777	(17)	*	*
Nathan Gantcher, Director(5)(8)(10)	70	1999	2011	37,777	(18)	*	*
David S. Mack, Director(6)	69	2004	2011	1,996,524	(19)	2.25%	1.99%
Alan G. Philibosian, Director(9)(10)	57	1997	2011	23,777	(20)	*	*
Irvin D. Reid, Director(8)	70	1994	2012	13,277		*	*
Vincent Tese, Director(9)(10)	68	1997	2013	11,157		*	*
Robert F. Weinberg, Director(11)	82	1998	2012	539,539	(21)	*	*
Roy J. Zuckerberg, Director(5)(8)	74	1999	2013	50,277	(22)	*	*
All directors and executive officers as a group (16 individuals)				6,400,467	(23)	6.96%	6.39%

*
Beneficial Ownership of less than 1.0% is omitted.

(1)
The limited partners of the Operating Partnership share with the Company, as general partner, in the net income or loss and any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, common Units are redeemable into shares of Common Stock on a one-for-one basis.

(2)
Except as otherwise noted below, all shares of Common Stock, common Units, preferred Units (as converted into common Units), vested options and all restricted Common Stock are owned beneficially by the individual listed with sole voting and/or investment power.

(3)
Assumes redemption or conversion of only the Units in the Operating Partnership beneficially owned by such owner into shares of Common Stock and the exercise of vested options and all restricted Common Stock held only by such owner.

(4)
Assumes redemption or conversion of all outstanding Units in the Operating Partnership into shares of Common Stock and the exercise of all vested options and all restricted Common Stock.

(5)
Member of the Executive Committee of the Board of Directors.

(6)
In connection with the Company's combination with The Mack Company in December 1997, as more fully described under "Certain Relationships and Related Transactions—Mack Agreement," William L. Mack,

  Mitchell E. Hersh and Earle I. Mack were appointed to the Board of Directors. Pursuant to the Mack Agreement, the Company has agreed, for as long as members of the Mack Group maintain at least the "Mack Significant Interest," to nominate Messrs. Mack, Mack and Hersh (or their successors) for successive three-year terms upon the expiration of each three year term. As of January 15, 2004, Earle I. Mack resigned from the Board of Directors and pursuant to the terms of the Mack Agreement, David S. Mack was designated as Earle I. Mack's successor and appointed to the Board of Directors. The Company elected to nominate William L. Mack and David S. Mack, designees of the Mack Group, for election at the annual meeting of stockholders held on June 23, 2005 (the "2005 Annual Meeting") and at the annual meeting of stockholders held on May 21, 2008 (the "2008 Annual Meeting"), and Messrs. Mack and Mack were so elected at each of the 2005 Annual Meeting and the 2008 Annual Meeting. For the definition of "Mack Significant Interest," see "Certain Relationships and Related Transactions—Mack Agreement."

(7)
Mr. Yeager resigned as executive vice president of the Company effective March 26, 2010.

(8)
Member of the Audit Committee of the Board of Directors.

(9)
Member of the Executive Compensation and Option Committee of the Board of Directors.

(10)
Member of the Nominating and Corporate Governance Committee of the Board of Directors.

(11)
In connection with the Company's acquisition of 65 Class A properties from The Robert Martin Company ("Robert Martin") on January 31, 1997, as subsequently modified, the Company granted Robert Martin the right to designate one seat on the Company's Board of Directors ("RM Board Seat"), which right has since expired. The RM Board Seat had historically been shared between Robert F. Weinberg and Martin S. Berger, each of whom had agreed that, for so long as either of them serves on the Board of Directors, that such board seat would be rotated among Mr. Berger and Mr. Weinberg annually at the time of each annual meeting of stockholders. At the Company's annual meeting of stockholders held on June 2, 2009 (the "2009 Annual Meeting"), Mr. Berger was elected to the Board of Directors. At the Company's annual meeting of stockholders on May 25, 2010 (the "2010 Annual Meeting"), Mr. Berger resigned from the Board of Directors and Mr. Weinberg was appointed to fill the vacancy of Mr. Berger's unexpired term. Pursuant to the agreement between Mr. Berger and Mr. Weinberg, it is expected that immediately following the Annual Meeting, Mr. Weinberg will resign from the Board of Directors and Mr. Berger will assume Mr. Weinberg's seat on the Board of Directors, subject to qualification and appointment by the Board of Directors. When not serving on the Board of Directors, Mr. Berger or Mr. Weinberg, as appropriate, will serve as a member of the Advisory Board. See "Certain Relationships and Related Transactions—Robert Martin Agreement." As of March 15, 2011, Mr. Berger owned 523,502 shares of Common Stock, including 521,532 shares of Common Stock that may be issued upon the redemption of all of Mr. Berger's limited partnership interests in the Operating Partnership.

(12)
Includes 1,368,279 shares of Common Stock that may be issued upon the redemption of all of William L. Mack's limited partnership interests in the Operating Partnership and vested options to purchase 10,000 shares of Common Stock. Also includes 100,000 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by the William & Phyllis Mack Foundation, Inc., a charitable foundation of which Mr. Mack is a trustee, and 833,770 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by trusts of which Mr. Mack's wife is a trustee. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Mack has specifically disclaimed beneficial ownership of the shares held by such foundation and trusts.

(13)
Includes 121,424 shares of Common Stock that may be issued upon the redemption of all of Mitchell E. Hersh's limited partnership interests in the Operating Partnership.

(14)
Reported amount represents shares of Common Stock owned by Mr. Yeager as of the date of his resignation as executive vice president of the Company effective March 26, 2010 as reported in his Form 4 filed with the Commission on such date.

(15)
Includes vested options to purchase 5,000 shares of Common Stock.

(16)
Includes 164,225 shares of Common Stock that may be issued upon the redemption of all of John R. Cali's limited partnership interests in the Operating Partnership.

(17)
Includes vested options to purchase 5,000 shares of Common Stock.

(18)
Includes vested options to purchase 10,000 shares of Common Stock. Also includes 2,500 shares of Common Stock held by a partnership and 2,500 shares of Common Stock held by a charitable foundation over which Mr. Gantcher possesses sole or shared dispositive or voting power. Mr. Gantcher disclaims beneficial ownership of the shares owned by such foundation.

(19)
Includes 1,756,947 shares of Common Stock that may be issued upon the redemption of all of David S. Mack's limited partnership interests in the Operating Partnership, vested options to purchase 5,000 shares of Common Stock, 25,000 shares of Common Stock held by The David and Sondra Mack Foundation (the "Foundation"), of which Mr. Mack is a trustee, and 200,000 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by the Foundation. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Mack has specifically disclaimed beneficial ownership of the shares of Common Stock and limited partnership interests owned by the Foundation.

(20)
Includes 250 shares of Common Stock owned by Mr. Philibosian's family of which Mr. Philibosian disclaims beneficial ownership. Also includes vested options to purchase 10,000 shares of Common Stock.

(21)
Includes 521,532 shares of Common Stock that may be issued upon the redemption of all of Mr. Weinberg's limited partnership interests in the Operating Partnership, vested options to purchase 10,000 shares of Common Stock, and 1,000 shares of Common Stock owned by Mr. Weinberg's spouse.

(22)
Includes vested options to purchase 10,000 shares of Common Stock.

(23)
Includes all restricted Common Stock held by all sixteen named executive officers and directors, together with 3,932,407 shares of Common Stock that may be issued upon the redemption of all of the executive officers' and directors' limited partnership interests in the Operating Partnership. Also includes 1,133,770 shares of Common Stock that may be issued upon the conversion and/or redemption of all of the limited partnership interests in the Operating Partnership held by members of the directors' and executive officers' immediate families, trusts or charitable foundations of which they or their wives are trustees or entities over which they possess sole or shared dispositive or voting power. Also includes vested options to purchase 65,000 shares of Common Stock held by directors and executive officers.

        Biographical information concerning the director nominees is set forth above under the caption "Proposal No. 1—Election of Directors." Biographical information concerning the remaining directors and executive officers is set forth below.

        Mitchell E. Hersh has served as a member of the Board of Directors and as a member of the Executive Committee of the Board of Directors since 1997. Mr. Hersh also has served as Chief Executive Officer of the Company since 1999 and as President of the Company since May 2004. Mr. Hersh is responsible for the strategic direction and long-term planning for the Company. He is also responsible for creating and implementing the Company's capital markets strategy and overall investment strategy. Additionally, Mr. Hersh serves as Chairman, President and Chief Executive Officer of The Gale Company, a subsidiary of the Company. Previously, Mr. Hersh held the position of President and Chief Operating Officer of the Company from 1997 to 1999. Prior to joining the Company, Mr. Hersh served as a partner of The Mack Company since 1982 and as chief operating officer of The Mack Company since 1990, where he was responsible for overseeing the development, operations, leasing and acquisitions of The Mack Company's office and industrial portfolio. Mr. Hersh is a member of the New Jersey Real Estate Advisory Board and is a member of New Jersey Governor Chris Christie's Economic Development and Growth Transition Subcommittee. Mr. Hersh formerly served on the board of governors of the National Association of Real Estate Investment Trusts (NAREIT) and on the board of directors of the New Jersey Chapter of the National Association of Industrial and Office Properties (NAIOP). Mr. Hersh also serves on the Board of Trustees of Montclair State University and is a founding member of Baruch College Newman Real Estate Institute's Real Estate Advisory Board. Mr. Hersh has a B.A. degree in architecture from Ohio University. Mr. Hersh serves as a member of the Board of Directors pursuant to an agreement with the Company entered into at the time of the Company's combination with The Mack Company in December 1997. See

"Certain Relationships and Related Transactions—Mack Agreement." Based on Mr. Hersh's oversight of the Company's strategic direction and growth since his appointment as Chief Executive Officer in 1999, his extensive knowledge and expertise in the commercial real estate industry over a thirty (30) year period in general and office REITs in particular, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Hersh has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Barry Lefkowitz has served as Chief Financial Officer of the Company since 1996, and as Executive Vice President of the Company since 1997. Mr. Lefkowitz oversees the firm's strategic financial planning and forecasting, financial accounting and reporting, capital markets activities, investor relations and information technology systems. In addition, since 2004, Mr. Lefkowitz has been responsible for oversight of the Company's property management and asset management operations. Mr. Lefkowitz served as a Vice President of the Company from 1994 to 1997. Prior to joining the Company, Mr. Lefkowitz served as a senior manager with the international accounting firm of Deloitte & Touche LLP, specializing in real estate, with emphasis on mergers and acquisitions. In addition to having served as co-chairman of the National Association of Real Estate Investment Trusts (NAREIT) Accounting Committee, he is a member of the American Institute of Certified Public Accountants (AICPA), the New Jersey Society of Certified Public Accountants (NJSCPA), the New York State Society of Certified Public Accountants (NYSSCPA) and the National Association of Industrial and Office Properties (NAIOP). Mr. Lefkowitz holds a B.S. degree in accounting from Brooklyn College.

        Roger W. Thomas has served as General Counsel of the Company since 1994, and as Executive Vice President and Secretary of the Company since 1997. Mr. Thomas' responsibilities include structuring and implementing the Company's acquisitions and mergers, corporate governance, supervising outside legal counsel, overseeing risk management, ensuring environmental and legal compliance and the preparation of required disclosure documents. Mr. Thomas also assists the Company in investment strategies, financial activities, acquisitions and dispositions. Mr. Thomas served as a Vice President and Assistant Secretary of the Company from 1994 to 1997. Prior to joining the Company, Mr. Thomas was a partner at the law firm of Dreyer & Traub in New York, specializing in real estate and commercial transactions. Mr. Thomas holds a B.S.B.A. in finance and a J.D. degree (with honors) from the University of Denver.

        Michael A. Grossman has served as Executive Vice President of the Company since 2000. Since 2004, Mr. Grossman has been responsible for overseeing the Company's leasing and investment activities. Prior to 2004, Mr. Grossman was responsible for overseeing the Company's New York, Connecticut and Northern New Jersey (Bergen and Passaic counties) regions. Previously, Mr. Grossman served as Senior Vice President of the Company in 2000, and as Vice President of the Company from 1997 to January 2000. Prior to joining the Company, Mr. Grossman served as vice president of leasing for The Robert Martin Company since 1991, where he was responsible for leasing throughout Westchester and Fairfield counties. Mr. Grossman is a member of the board of directors of the Westchester County Association, Inc. Mr. Grossman previously served as treasurer of the National Association of Industrial and Office Parks from 1997 to 1998. Mr. Grossman attended the University of South Florida and is a graduate of New York City College of Technology.

        Mark Yeager served as Executive Vice President of the Company from May 2006 until his resignation effective on March 26, 2010. Prior to his resignation, Mr. Yeager was responsible for overseeing the day to day operations of The Gale Company since its acquisition by the Company in May 2006, including investment, development, third party property management, construction, leasing and corporate advisory services. Prior to joining the Company, Mr. Yeager was an employee of The Gale Company from 1990 to 2006 and served as President and Chief Investment Officer of The Gale Company from 1993 to 2006 and oversaw The Gale Company's investment and development activities, implemented strategic initiatives designed to facilitate its growth and expansion and pursued third party corporate advisory, property management and construction management relationships. Prior to joining The Gale Company, Mr. Yeager was a commercial real estate investment broker for CB Commercial where he handled the sales and leasing of income-producing office, industrial and retail properties in the New Jersey market. Prior to entering the real estate field, Mr. Yeager worked in corporate finance for Nabisco Brands. Mr. Yeager also is on the Board of Directors of the National Association of Industrial and Office Properties (NAIOP) and the Regional Business Partnership and the Executive Committee for the Tri-County Scholarship Fund. Mr. Yeager is a graduate of Lehigh University in Bethlehem, Pennsylvania, and he earned his Masters Degree in Business Administration from Fairleigh Dickinson University in Madison, New Jersey where he majored in marketing.

        Alan S. Bernikow has served as a member of the Board of Directors and as chairman of the Audit Committee of the Board of Directors since 2004. Previously, Mr. Bernikow served as the Deputy Chief Executive Officer at Deloitte & Touche LLP from 1998 to 2003, where he was responsible for assisting the firm on special projects such as firm mergers and acquisitions, partner affairs and litigation matters. Mr. Bernikow joined Touche Ross, the predecessor firm of Deloitte & Touche LLP, in 1977, prior to which Mr. Bernikow was the National Administrative Partner in Charge for the accounting firm of J.K. Lasser & Company. Mr. Bernikow is currently a member of the board of directors of Revlon, Inc. and Revlon Consumer Products Corporation and is chairman of the audit committee and compensation and stock plan committee of Revlon, Inc. Mr. Bernikow also currently serves as a member of the board of directors and the audit and nominating and corporate governance committees of the Casual Male Retail Group Inc. Mr. Bernikow is also a member of the board of directors of UBS Global Asset Management (US) Inc. ("UBS") and currently serves as chairman of its audit committee, and has also served as a member of the boards of directors of investment funds managed by UBS, including Global High Income Dollar Fund Inc., Insured Municipal Income Fund Inc., Investment Grade Municipal Income Fund Inc., Managed High Yield Plus Fund Inc., and Strategic Global Income Fund, Inc. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Mr. Bernikow or which Mr. Bernikow held at any time during the past five years. Mr. Bernikow is also a member of the Board of Directors of Premier American Bank, N.A., a private national bank, and is chairman of its audit committee and is a member of its compensation committee. Mr. Bernikow is also a member of the board of directors and chairman of the audit committee of the FOJP Service Corporation; a member of the board of directors of the United Jewish Appeal—Federation of Jewish Philanthropies of New York, Inc.; the former treasurer, a past member of the board of directors and former chairman of the audit committee of the Jewish Communal Fund; a member of the board of directors of Saint Vincent Catholic Medical Centers, where he also serves as a member of the governance and executive committees and as chairman of the audit committee; past chairman and current member of the board of directors of The Heart Institute of Staten Island. Mr. Bernikow is also a past President of the Richmond County Country Club. Mr. Bernikow has a B.B.A. degree from Baruch College and is a member of the American Institute of Certified Public Accountants (AICPA) and the New York State Society of Certified Public Accountants (NYSSCPA). Based on Mr. Bernikow's significant financial and accounting background and thirty (30) years of experience in public accounting, his status as an audit committee financial expert, and his experience serving as a director and audit committee member of several public companies, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Bernikow has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        John R. Cali has served as a member of the Board of Directors since 2000. Mr. Cali also served as a member of the Executive Committee of the Board of Directors from 2000 until March 2009. Mr. Cali served as Executive Vice President—Development of the Company until June 2000, and as Chief Administrative Officer of the Company until December 1997. In addition, Mr. Cali was a principal of Cali Associates and served as a member of its Long Range Planning Committee from 1981 to 1994 and its Executive Committee from 1987 to 1994 and was responsible for the development of Cali

Associates' office system and the management of its office personnel. Mr. Cali also developed and organized the leasing and property management departments of Cali Associates and he was responsible for directing the development functions of the Company. Mr. Cali is currently a member of Cali Futures, L.L.C., a private real estate development company, and is also currently a member of the Investment Advisory Board of Juniper Communities. Mr. Cali is also a member of the board of directors of Helios Coatings, Inc. and is chairman of its compensation committee. He is also a member of the Board of Directors of Wharfside Village Limited Partnership. Mr. Cali is a member of the University of Pennsylvania Board of Penn Medicine and serves as a member of its Research, Education, and Patient Care Committee. Mr. Cali has a M.Ed. degree in counseling, organizational development and personnel from the University of Missouri. Mr. Cali has served as a member of the Board of Directors pursuant to an agreement dated as of June 27, 2000, among the Company and members of the Cali family. See "Certain Relationships and Related Transactions—Cali Agreement." The Cali Agreement no longer requires that Mr. Cali continue to be nominated for election to the Board of Directors. Mr. Cali is the nephew of John J. Cali, a current member of the Company's Advisory Board who was an officer of the Company from 1994 until June 27, 2000 and also served as a member of the Board of Directors from 1994 until the 2003 Annual Meeting. Based on Mr. Cali's familiarity with the Company as a long-standing member of the Company's Board of Directors and a former executive officer of the Company and his industry knowledge and expertise in the commercial real estate market in the New York and New Jersey metropolitan area, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Cali has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Kenneth M. Duberstein has served as a member of the Board of Directors since 2005, when he was appointed to fill the seat vacated by Martin Gruss. In addition, Mr. Duberstein has served as a member of the Executive Compensation and Option Committee of the Board of Directors since March 2006. Mr. Duberstein has served as Chairman and Chief Executive Officer of The Duberstein Group, an independent strategic planning and consulting company, since 1989. In addition, Mr. Duberstein has served as a member of the board of directors of The Boeing Company since 1997, and is also the lead director and the chairman of its governance, organization and nominating committee and member of the compensation committee. Mr. Duberstein has also served as a member of the board of directors of the Travelers Companies, Inc. since 1998, and is also a member of its compensation and investment and capital markets committees and is Chairman of its governance committee. Mr. Duberstein has also been a director of ConocoPhillips since 2002 and is a member of its public policy committee. Mr. Duberstein previously served as a director of Federal National Mortgage Association (Fannie Mae) from 1998 to February 2007, and is a former member of the Board of Governors of the NASD. Mr. Duberstein also previously served as Chief of Staff to President Ronald Reagan from 1988 to 1989. He also served in the White House as Deputy Chief of Staff in 1987, as well as both the Assistant and the Deputy Assistant to the President for Legislative Affairs from 1981 to 1983. Mr. Duberstein previously served as a member of the board of directors of Collegiate Funding Services, Inc. from 2004 to 2006, and was chairman of its audit committee and a member of its compensation and nominating and governance committees. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Mr. Duberstein or which Mr. Duberstein held at any time during the past five years. Mr. Duberstein earned an A.B. degree from Franklin and Marshall College and an M.A. degree from American University. Based on Mr. Duberstein's strategic planning and consulting background, his experience serving as a director of several public companies, and his extensive government, business and NASD experience, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Duberstein has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Irvin D. Reid has served as a member of the Board of Directors and as a member of the Audit Committee of the Board of Directors since 1994. During this time, specifically from 1998 through 2002,

Dr. Reid served as chairman of the Audit Committee. In January 2009, Dr. Reid was appointed as a member of the board of directors and the audit committee of A. Schulman, Inc. Dr. Reid also has served as a member of the board of directors and as a member of both the audit committee and nomination and governance committee of The Pep Boys—Manny, Moe & Jack, since 2007. Previously, Dr. Reid served as a member of the board of directors of the Handleman Company from 2003 to 2004 and from 2005 to 2008, and served as a member of the audit committee and the nominating and corporate governance committee of the Handleman Company. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Dr. Reid or which Dr. Reid held at any time during the past five years. Dr. Reid also serves as a member of The Michigan Economic Development Corporation Board, Executive and Finance Committees. Dr. Reid has also served as a member of the board of directors of Fleet Bank, N.A., from 1990 to 2002 and as a member of the Federal Reserve Board of Chicago-Detroit Branch, from 2003 to 2004 and from 2005 to 2008. Dr. Reid also previously served on the boards of First Tennessee Bank of Chattanooga and NatWest Bank, New Jersey and as a member of the board and chair of the trust committee of NatWest Bank, USA. Dr. Reid is president emeritus of Wayne State University in Michigan, having served as president from 1997 to 2008. Dr. Reid left the presidency of Wayne State University in 2008 to become inaugural holder of the Eugene Applebaum Chair in Community Engagement and Director for the Forum on Contemporary Issues in Society (FOCIS). Prior to becoming the president of Wayne State University, Dr. Reid served as president of Montclair State University (formerly Montclair State College) in New Jersey from 1989 to 1997, and held positions of dean, School of Business Administration, and John Stagmaier Professor of Economics and Business Administration at the University of Tennessee at Chattanooga. Dr. Reid received his B.S. degree and M.S. degree in general and experimental psychology from Howard University. He earned his M.A. and Ph.D. degrees in business and applied economics from The Wharton School of Business and Finance at the University of Pennsylvania. Based on Dr. Reid's familiarity with the Company as a long-standing member of the Company's Board of Directors and his experience as a director of several public and private companies, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Dr. Reid has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Vincent Tese has served as a member of the Board of Directors since 1997, has served as chairman of the Nominating and Corporate Governance Committee of the Board of Directors since 2000, and has served as a member of the Executive Compensation and Option Committee of the Board of Directors since 1998, and served as chairman of said committee from 1998 until 2004. Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, chairman and chief executive officer of the Urban Development Corporation from 1985 to 1994, director of economic development for New York State from 1987 to 1994 and commissioner and vice chairman of the Port Authority of New York and New Jersey from 1991 to 1995. Mr. Tese also served as a partner in the law firm of Tese & Tese, a partner in the Sinclair Group, a commodities trading and investment management company, and a co-founder of Cross Country Cable TV. Mr. Tese is the former chairman of Cross Country Wireless. He is currently a member of the boards of directors of Cablevision Systems Corporation, Madison Square Garden, Inc. and Intercontinentalexchange, Inc. Previously, Mr. Tese served as a member of the boards of directors of Bowne & Company, Inc. and Retail Opportunity Investments Corporation. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Mr. Tese or which Mr. Tese held at any time during the past five years. Mr. Tese is also a member of the boards of directors of Wireless Cable International, Inc., ICE US Trust LLC, an affiliate of Intercontinentalexchange, Inc., and is chairman of each of Bond Street Holdings LLC and Premier American Bank, N.A., a private national bank. Mr. Tese also is a trustee of New York University School of Law and New York Presbyterian Hospital. Mr. Tese previously served as a member of the board of directors of Custodial Trust Company from 1996 to 2010, Xanboo, Inc. from 2000 to 2010, and Gamco Investors Inc. Et Al. from 2003 to 2007 and of The Bear Stearns Companies Inc. from 1994 to 2008. Mr. Tese has a B.A. degree in accounting from Pace University, a J.D. degree from Brooklyn Law School and a L.L.M. degree in taxation from New York University School of Law. Based on Mr. Tese's familiarity with the Company as a long-standing member of the Board of Directors, his legal and investment management background, and his experience from serving as a director of several public companies, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Tese has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Robert F. Weinberg has shared a seat on the Board of Directors with Martin S. Berger since 1997. When not serving on the Board of Directors, each of Messrs. Weinberg and Berger serves on the Company's Advisory Board. Mr. Weinberg has served as co-chairman and general partner of The Robert Martin Company since its founding in 1957. Mr. Weinberg is also chairman of the Outreach Committee on Orderly Growth in Westchester and is a trustee of the Purchase College Foundation. Previously, Mr. Weinberg served on the board of directors of Sequa Corp. and was also a member of its audit committee, as well as chairman of its compensation committee. He also served as a director of City & Suburban Federal Savings Bank and is a former director of the Westchester County Association. Mr. Weinberg earned a B.S. degree in Mechanical Engineering from New York University, an M.S. degree in Building Engineering & Construction from M.I.T. and a J.D. degree from Brooklyn Law School. Pursuant to his agreement with Mr. Berger to share this board seat, it is expected that Mr. Weinberg will resign immediately following the Annual Meeting and that Mr. Berger will reassume Mr. Weinberg's seat on the Board of Directors, subject to qualification and appointment by the Board of Directors. See "Certain Relationships and Related Transactions—Robert Martin Agreement." Based on Mr. Weinberg's extensive experience with The Robert Martin Company and his industry knowledge and expertise of the commercial real estate market in the New York metropolitan area, the Nominating and Governance Committee of the Board of Directors concluded that Mr. Weinberg has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Roy J. Zuckerberg has served as a member of the Board of Directors since 1999, as a member of the Audit Committee of the Board of Directors since 1999, and as a member of the Executive Committee of the Board of Directors since 2000. Mr. Zuckerberg is currently a Senior Director of The Goldman Sachs Group, Inc. after stepping down as Vice Chairman of the firm, a member of it Executive Committee and head of its Equities Division in 1998. He joined Goldman Sachs in 1967 and in 1976 became a General Partner. In 2004, Mr. Zuckerberg became a Founder and Chairman of Samson Capital Advisors. Mr. Zuckerberg also currently serves as a trustee of Cold Spring Harbor Laboratory and as a director of the Joseph P. Kennedy Enterprises, Inc. He also is Chairman of the Board of Governors of Ben-Gurion University of the Negev. Mr. Zuckerberg is a past Chairman of the Securities Industry Association and is a former Chairman of the Board of Trustees and presently is a member of the Executive Committee of North Shore-Long Island Jewish Health System, Inc. From 2000 to 2009, Mr. Zuckerberg chaired the Investment Committee of the University of Massachusetts Foundation. Mr. Zuckerberg received a B.S. from Lowell Technological Institute in 1958 and served in the United States Army. In June, 1994, he received The Distinguished Alumni Award, and in 1999 he received a Doctor of Humane Letters. In 2002, he received the President's Medal from the University of Massachusetts. In May 2009, Mr. Zuckerberg received a Doctor Philosophiae Horis Causa from Ben-Gurion University of the Negev. Based on Mr. Zuckerberg's familiarity with the Company as a long-standing member of the Board of Directors, his significant investment banking and management background and his experience as a director of several investment management institutions, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Zuckerberg has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

Certain Relationships and Related Transactions

        Cali Agreement.    The Company provides administrative support and related services to John J. Cali (a current member of the Company's Advisory Board who was an officer of the Company from 1994 until June 27, 2000 and also served as a member of the Board of Directors from 1994 until 2003), John R. Cali (a current director), and other members of the Cali Group (as defined below), for which it was reimbursed $101,000 for the year ended December 31, 2010. On June 27, 2005, an affiliate of the Cali Group entered into a lease for 1,825 square feet of space at one of the Company's office properties, which is scheduled to expire at the end of 2011. On September 18, 2006, an affiliate of the Cali Group entered into another lease agreement for 806 additional square feet, in the same building, commencing on December 29, 2006, which is scheduled to expire at the end of 2011. The Company recognized approximately $68,000 in total revenue under the leases for the year ended December 31, 2010, and had $17,000 accounts receivable from the Cali Group as of December 31, 2010. The "Cali Group" consists of John R. Cali, director, Brant Cali, a former director, and John J. Cali, a former director and a member of the Company's Advisory Board.

        Mack Agreement.    In connection with the Company's combination with The Mack Company in December 1997, William L. Mack, Mitchell E. Hersh and Earle I. Mack were appointed to the Company's Board of Directors. If any of Messrs. Mack, Mack or Hersh shall withdraw from the Board of Directors for any reason during their terms, the members of the Mack Group are entitled to designate their successors. The "Mack Group" includes William L. Mack, chairman of the Board of Directors, David S. Mack, director, Earle I. Mack, a former director of the Company, Frederic Mack, a member of the Advisory Board of the Company, and Mitchell E. Hersh, President, Chief Executive Officer and director. Effective January 15, 2004, Earle I. Mack resigned from the Board of Directors. Pursuant to the terms of the Mack Agreement, the Mack Group designated David S. Mack as the successor to Earle I. Mack's seat on the Board of Directors, and effective January 15, 2004, David S. Mack was appointed by the Board of Directors to fill Earle I. Mack's seat on the Board of Directors for the remainder of its term and was re-elected to the Board of Directors both at the 2005 Annual Meeting and the 2008 Annual Meeting. In addition, for as long as members of the Mack Group maintain at least the "Mack Significant Interest" (as defined below), the Mack Group has the right to re-nominate, and the Company will support, Messrs. Mack, Mack and Hersh (or their successors) for re-election to the Board of Directors for successive three-year terms upon the expiration of each three-year term. "Mack Significant Interest" means legal and beneficial ownership, in the aggregate, of not less than 3,174,603 shares of Common Stock and/or Units by Earle I. Mack, David S. Mack, Frederic Mack and William L. Mack, subject to certain restrictions and to adjustment for stock splits and other customary and similar stock dilutions.

        Robert Martin Agreement.    After the Company's acquisition of 65 Class A properties from Robert Martin in January 1997, the Company has allowed Robert Martin, although the Company is not legally obligated to do so, to designate one member to the Board of Directors. Robert Martin has designated Martin S. Berger and Robert F. Weinberg to jointly share this board seat, each of whom has agreed that, for so long as either of them serves on the Board of Directors, that such board seat would be rotated among Mr. Berger and Mr. Weinberg annually at the time of each annual meeting of stockholders. At the 2009 Annual Meeting, the Company nominated Mr. Berger to serve on the Board of Directors and Mr. Berger was so elected. At the 2010 Annual Meeting, Mr. Berger resigned from the Board of Directors and Mr. Weinberg was appointed to fill the vacancy of Mr. Berger's unexpired term. Pursuant to the agreement between Mr. Berger and Mr. Weinberg, it is expected that Mr. Weinberg will resign immediately following the Annual Meeting and that Mr. Berger will assume Mr. Weinberg's seat on the Board of Directors, subject to qualification and appointment by the Board of Directors. When not serving on the Board of Directors, Mr. Berger or Mr. Weinberg, as appropriate, will serve as a member of the Advisory Board. Upon the death of Mr. Berger or Mr. Weinberg, the surviving person shall solely fill the remainder of the term of their shared board seat.

        Tax Protection Agreements.    The Company may not dispose of or distribute certain of its properties, currently comprising 7 properties with an aggregate net book value of approximately $133.9 million (as of December 31, 2010), which were originally contributed by members of either the Mack Group (which includes William L. Mack, director, David S. Mack, director, Mitchell E. Hersh, President, Chief Executive Officer and director, Earle I. Mack, a former director, and Frederic Mack, a member of the Company's Advisory Board), the Robert Martin Group (which includes Robert F. Weinberg, a director, and Martin S. Berger, a former director), the Cali Group (which includes John R. Cali, director, Brant Cali, a former director, and John J. Cali, a former director and a member of the Company's Advisory Board) or certain other Unitholders, without the express written consent of a representative of the Mack Group, the Robert Martin Group, the Cali Group or the specific certain other Unitholders, as applicable, except in a manner which does not result in recognition of any built-in-gain (which may result in an income tax liability) or which reimburses the appropriate Mack Group, Robert Martin Group, Cali Group members or the specific certain other Unitholders for the tax consequences of the recognition of such built-in-gains (collectively, the "Property Lock-Ups"). The aforementioned restrictions do not apply in the event that the Company sells all of its properties or in connection with a sale transaction which the Company's Board of Directors determines is reasonably necessary to satisfy a material monetary default on any unsecured debt, judgment or liability of the Company or to cure any material monetary default on any mortgage secured by a property. The Property Lock-Ups expire periodically through 2016. Upon the expiration of the Property Lock-Ups, the Company generally is required to use commercially reasonable efforts to prevent any sale, transfer or other disposition of the subject properties from resulting in the recognition of built-in gain to the appropriate Mack Group, Robert Martin Group, Cali Group members or the specific certain other Unitholders. 130 of the Company's properties, with an aggregate net book value of approximately $1.8 billion, have Property Lock-Up restrictions that have lapsed and are therefore subject to these conditions.

        Acquisitions and Other Transactions.    Certain directors and executive officers of the Company (or members of their immediate families or related trusts) and persons who hold more than 5% of the outstanding shares of Common Stock (or Units in the Operating Partnership) had direct or indirect interests in certain transactions involving the Company, the Operating Partnership or their affiliates in the last fiscal year as follows:

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  William L. Mack, Chairman of the Board of Directors ("W. Mack"), David S. Mack, a director of the Company, and Earle I. Mack, a former director of the Company ("E. Mack"), are the executive officers, directors and stockholders of a corporation that leases approximately 7,801 square feet at one of the Company's office properties, which lease is scheduled to expire in November 2011. The Company recognized $250,000 in revenue under this lease for the year ended December 31, 2010, and had no accounts receivable from the corporation as of December 31, 2010.

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  The Company has conducted business with certain entities ("RMC Entity" or "RMC Entities"), whose principals include Robert F. Weinberg, a director, and Martin S. Berger, a former director. Such business was as follows:

            (1)   The Company provides management, leasing and construction-related services to properties in which RMC Entities have an ownership interest, including an RMC Entity in which Michael Grossman, an executive vice president of the Company, owns an approximate 2.1 percent ownership interest and which RMC Entity has an approximate sixteen (16) percent ownership interest in a property managed by the Company. Mr. Grossman's interest in this RMC Entity is valued at approximately $216,000. The Company recognized approximately $1.4 million in revenue from all RMC Entities for the year ended December 31, 2010. As of December 31, 2010, the Company had $75,000 accounts receivable due from RMC Entities.

            (2)   An RMC Entity leases space at one of the Company's office properties for approximately 4,860 square feet on a month-to-month basis. The Company recognized $137,000 in revenue under this lease for the year ended December 31, 2010, and had no accounts receivable due from the RMC Entity as of December 31, 2010.

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  In 2010, William L. Mack, Nathan Gantcher, David S. Mack, Alan G. Philibosian, Irvin D. Reid, Vincent Tese, and Roy J. Zuckerberg earned deemed stock dividends, calculated based upon the number of deferred stock units owned by each director as of the record date for each quarterly dividend earned in 2010, in the amounts of 759.111, 697.664, 403.666, 398.397, 722.031, 825.455 and 697.664, respectively, pursuant to the Director's Deferred Compensation Plan, whereby each non-employee director is entitled to defer all or a specified portion of the annual compensation to be paid to such director. See "Compensation of Directors—Directors' Deferred Compensation Plan" herein below.

        The Gale/Green Transactions.    On May 9, 2006, the Company completed the acquisitions of: (i) The Gale Company and certain of its related businesses, which engage in construction, property management, facilities management, and leasing services (collectively, "The Gale Company"); (ii) three office properties; and (iii) indirect interests in a portfolio of office properties, located primarily in New Jersey, which were owned indirectly by The Gale Company and its affiliates and affiliates of SL Green Realty Corp. ("SL Green"). The agreements ("Gale/Green Agreements") required that the Company complete all of the aforementioned acquisitions (collectively, the "Gale/Green Transactions"). Simultaneous with the completion of the Gale/Green Transactions, The Gale Company's President, Mark Yeager, was named an executive vice president of the Company. Mr. Yeager served as an executive vice president of the Company until his voluntarily resignation from the Company effective March 26, 2010.

        Under the Gale/Green Agreements, the Company acquired 100 percent of the ownership interests in three office properties located in New Jersey, aggregating 518,257 square feet (the "Wholly-Owned Properties"). Also, as part of the Gale/Green Agreements, the Company entered into a joint venture with an entity controlled by SL Green (in which Stanley C. Gale has an interest), known as Mack-Green-Gale LLC ("Mack-Green"), to hold an approximate 96 percent interest and act as general partner of Gale SLG NJ Operating Partnership, L.P. (the "OP LP").

        As of December 31, 2010, the OP LP owned 100 percent of the entities that own 16 office properties (collectively, the "OP LP Properties") aggregating 2.1 million square feet located in New Jersey. As partial consideration for the acquisition of The Gale Company, the Company issued an aggregate of 224,719 common units of the Operating Partnership to Stanley C. Gale and SCG Holding Corp.

        In addition, the Gale/Green Agreements provided that the Company acquire other ownership interests in up to 11 real estate projects (the "Non-Portfolio Properties"), subject to obtaining certain third party consents and the satisfaction of various project-related and/or other conditions. Each of the Company's acquired interests in the Non-Portfolio Properties will provide for the initial distributions of net cash flow solely to the Company, and thereafter an affiliate of Mr. Gale ("Gale Affiliate") has participation rights (the "Gale Participation Rights") in 50 percent of the excess net cash flow remaining after the distribution to the Company of the aggregate amount equal to the sum of: (a) the Company's capital contributions, plus (b) an internal rate of return ("IRR") of 10 percent per annum, accruing on the date or dates of the Company's investments. As of December 31, 2010, ten of the eleven Non-Portfolio Properties had been acquired by the Company and the Company's obligation to acquire the eleventh Non-Portfolio Property had terminated.

        Mark Yeager, our former Executive Vice President who resigned effective March 26, 2010, owns direct participation interests in four of the Non-Portfolio Properties, which interests range from between 15 percent to 26 percent and a 16.49 percent interest in the Gale Participation Rights with respect to an entity that owns a vacant land parcel in Bridgewater, New Jersey that is one of the Non-Portfolio Properties (the "Bridgewater Entity"). In addition, Stanley C. Gale agreed to pay to Mr. Yeager 49 percent of any payments he received with respect to the Gale Participation Rights, subject to adjustments for payments Mr. Yeager receives from his direct interests in such rights.

        Pursuant to the Gale/Green Agreements, the Company had been obligated to acquire from an entity that was the only Non-Portfolio Property not yet acquired by the Company (the "Florham Entity"), whose beneficial owners include Mr. Gale and Mr. Yeager, a 50 percent interest in a venture which owns a developable land parcel in Florham Park, New Jersey (the "Florham Park Land") for a maximum purchase price of up to $10.5 million, subject to reduction based on developable square feet approved and other conditions, with the completion of such acquisition subject to the Florham Entity obtaining final development permits and approvals and related conditions necessary to allow for office development. In the event the acquisition of the Florham Park Land did not close by May 9, 2010, subject to certain conditions, the Florham Entity would have been obligated to pay certain deferred costs and an additional $1 million to the Company at such time. Mr. Gale also agreed to pay to Mr. Yeager 49 percent of the distributions he received with respect to Mr. Gale's interest the Florham Entity. Such distribution may have included the amounts Mr. Gale received from the conveyance of his interest in the Florham Park Land to the Company. On May 10, 2010, the parties agreed that the Company would not be obligated to purchase the land and the total amount due to the Company was reduced to $840,000.

        On December 10, 2010, one of the Non-Portfolio Properties located at 100 Kimball Drive, Parsippany, New Jersey (the "Kimball Property") was sold for approximately $60 million. As a result of the sale of the Kimball Property, the Company received a distribution of approximately $5.4 million, of which $2,024,000 million was paid out pursuant to the Gale Participation Rights, including $1,417,000 that was paid to Mr. Yeager. The $2,024,000 paid out pursuant to the Gale Participation Rights reflects the $2.4 million in Gale Participation Rights payable upon the sale of the Kimball Property, less the $840,000 owed to the Company by Messrs. Gale and Yeager and $13,000 in accrued interest, plus $489,000 in previously accrued and unpaid distributions of Gale Participation Rights with respect to the Kimball Property owed to Messrs. Gale and Yeager.

        Mr. Yeager has also agreed to fund 49% of the development costs for two of the Non-Portfolio Properties, however Mr. Yeager did not contribute anything in 2010 toward the development costs for all of the Non-Portfolio Properties. The value of future development costs of Mr. Yeager and potential future distributions to Mr. Gale, and therefore Mr. Yeager's interest therein, are each not determinable at this time.

        In addition, Mr. Gale had previously agreed to pay Mr. Yeager 49 percent of any payments he receives on account of Mr. Gale's interest with SL Green in Mack-Green. Mr. Gale had previously pledged 33,700 common units of the Operating Partnership to Mr. Yeager, however this pledge was terminated in October 2009 and Mr. Gale had agreed to pay Mr. Yeager $1,180,000 as consideration for the terminated pledge of these units at a future date to be fixed upon their mutual agreement. On April 29, 2009, the Company acquired the remaining interests in Mack-Green and the Bridgewater Entity from SL Green and certain affiliates of Mr. Gale. As a result, the Company owns 100 percent of Mack-Green and the Bridgewater Entity. Pursuant to his agreement with Mr. Gale, Mr. Yeager was entitled to receive from Mr. Gale $520,000 of proceeds from Mr. Gale's interests in Mack-Green and the Bridgewater Entity, however Messrs. Gale and Yeager have agreed to defer this payment to a future date to be fixed upon their mutual agreement. With respect to the arrangements between Mr. Gale and Mr. Yeager regarding the Florham Park Land, they have agreed to consider offering payments to certain persons that have been employed by certain subsidiaries of The Gale Company, which may include current employees of the Company. The value of any future payments to Mr. Gale on account of his interest with SL Green in Mack-Green and therefore Mr. Yeager's interest therein is not determinable at this time.

        In consideration of all amounts owing to Mr. Yeager, Mr. Gale transferred all of his interests in the Florham Entity to Mr. Yeager on December 21, 2010.

        Pursuant to Mr. Gale's agreements with Mr. Yeager as described herein, Mr. Yeager did not receive any additional payments during the year ended December 31, 2010.

        Policies and Procedures.    The Company has a written policy with respect to the review, approval and ratification of related person transactions. This policy applies to any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which (i) the Company is a participant and (ii) any "related person" (defined as an employee, director, director nominee, an executive officer or someone who owns more than 5% of our common shares, or an immediate family member of any of the foregoing persons, with certain exceptions) has or will have a direct or indirect interest. Under the policy, the Company's Chief Executive Officer will determine whether a transaction meets the definition of a related person transaction that will require review by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will review all related person transactions referred to them and, based on the relevant facts and circumstances, will decide whether or not to approve such transactions. Only those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders will be approved. If the Company becomes aware of an existing related person transaction that was not approved under this policy, the matter will be referred to the Nominating and Corporate Governance Committee and it will evaluate all options available, including ratification, amendment or termination of the transaction.

        The Company has determined that, under the policy, the following types of transactions will be deemed to be pre-approved: (i) employment of an executive officer if the related compensation is required to be reported in the Company's proxy statement; (ii) employment of an executive officer if he or she is not an immediate family member of another executive officer or director of the Company, the related compensation would have been reported in the Company's proxy statement if he or she was a "named executive officer" and the Company's Executive Compensation and Option Committee approved (or recommended that the Board approve) such compensation; (iii) compensation paid to a director if the compensation is required to be reported in the Company's proxy statement; (iv) any transaction where the related person's interest arises solely from the ownership of the Company's common stock and all holders of the Company's common stock received the same benefit on a pro rata basis; (v) any transaction in which the rates or charges incurred are subject to governmental regulation and (vi) any transaction involving bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

        Under the policy, the Chief Executive Officer's determination of whether a transaction meets the definition of a related person transaction is based upon his assessment of the transaction under Item 404 of Regulation S-K without regard to the amounts involved. The Company's policy provides that any related person transaction referred to the Nominating and Corporate Governance Committee for consideration is evaluated based on all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally.

        The policy prohibits a director from participating in any review, consideration or approval of any related person transaction with respect to which the director or any of his or her immediate family members is the related person. The policy also provides that the only transactions that may be approved are those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders.

Independence of the Board of Directors

        The Board of Directors has adopted the NYSE's standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that a three-fourths majority of its members, namely Alan S. Bernikow, John R. Cali, Nathan Gantcher, Kenneth M. Duberstein, Alan G. Philibosian, Irvin D. Reid, Vincent Tese, Robert F. Weinberg and Roy J. Zuckerberg, are independent directors within the meaning of such NYSE independence standards in terms of independence from management. In making this determination, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors. The Board of Directors also determined that Mr. Berger, who is expected to be appointed to fill the vacancy created by Mr. Weinberg's resignation immediately following the Annual Meeting, will also be an independent director.

        In making its determination with respect to John R. Cali, the Board of Directors noted that Mr. Cali, who was an executive officer of the Company until June 27, 2000, is a member of the Cali Group (one of the original contributors of property to the Company), continued to participate in the health and disability insurance programs of the Company until June 27, 2004, and sits on the Board of Directors as a result of an agreement between the Company and the Cali Group. The Company provides John J. Cali (a current member of the Company's Advisory Board who was an officer of the Company from 1994 until June 27, 2000 and also served as a member of the Board of Directors from 1994 until 2003), John R. Cali (a current director) and certain other members of the Cali Group, with administrative support and related services, for which it was reimbursed $101,000, $115,000 and $153,000 from the Cali Group for the years ended December 31, 2010, 2009 and 2008, respectively, in connection with providing such services. John R. Cali is the nephew of John J. Cali. The Board of Directors nevertheless determined that John R. Cali is an independent director because (i) neither he nor any member of the Cali Group has had a material relationship with management of the Company since June 27, 2000, other than the Cali family's right to designate a nominee to the Board of Directors as described under "Certain Relationships and Related Transactions—Cali Agreement" and the Cali family's rights under the Tax Protection Agreements as described under "Certain Relationships and Related Transactions—Tax Protection Agreements," and (ii) the value of the financial benefits provided to the Cali Group prior to June 26, 2005 is not material to the Company.

        In making its determinations with respect to Martin S. Berger and Robert F. Weinberg, the Board of Directors further noted that Messrs. Berger and Weinberg were previously each a designee of The Robert Martin Company (one of the original contributors of property to the Company), and that the service of each of Messrs. Berger and Weinberg on the Board of Directors from 1997 to 2003 was pursuant to an agreement between the Company and Robert Martin executed in connection with the Company's acquisition of 65 Class A properties from Robert Martin in January 1997, whereby the Company granted Robert Martin the right to designate one member to the Board of Directors for six years which ended in 2003. See "Certain Relationships and Related Transactions—Robert Martin Agreement." Furthermore, the Company has entered into various transactions with RMC Entities whose principles include Messrs. Berger and Weinberg, as further described in "Certain Relationships and Related Transactions—Acquisitions and Other Transactions." The Board of Directors nevertheless determined that each of Messrs. Berger and Weinberg is an independent director because (i) the right of Robert Martin to designate a member to the Board of Directors expired in 2003, and (ii) the value of the transactions between the Company and various RMC Entities is not material to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes of ownership (Forms 3, 4 and 5) of the Common Stock with the SEC and the NYSE. Executive officers, directors and greater than 10% holders are required by SEC regulations to furnish the Company with copies of such forms that they file.

        To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company, the Company believes that for the fiscal year 2010, its executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to such persons.

Board of Directors—Governance Matters

        During 2010, the entire Board of Directors met four times. In 2010, no director attended fewer than 75% of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he served. The Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of stockholders, but the Company strongly encourages all members of the Board of Directors to attend its annual meetings and expects such attendance except in the event of exigent circumstances. All of the members of the Board of Directors at the time of the 2010 Annual Meeting were in attendance at the 2010 Annual Meeting.

        Currently, the Company has separated the roles of Chief Executive Officer and Chairman of the Board. The Company believes that at this time the separation of these roles permits the Chairman of the Board to focus on oversight of the Company's long-term corporate development goals while the Chief Executive Officer focuses on the strategic direction of the Company and oversees the day to day performance of the other executive officers in executing the Company's business plan. Executive Sessions of the Board of Directors consisting only of non-management directors will be held at least once per year, and periodically as determined by the non-management directors. Such Executive Sessions will typically occur immediately following the regularly scheduled quarterly meetings of the Board of Directors, or at any other time and place as the non-management directors may determine. The presiding director of each Executive Session (the "Presiding Director") shall be rotated on a successive basis amongst the chairmen of the Audit Committee, the Executive Compensation and Option Committee and the Nominating and Corporate Governance Committee, with the term of each Presiding Director commencing with the beginning of the Executive Session at which such Presiding Director shall chair, and continuing through and up to immediately preceding the next regularly scheduled Executive Session. Interested parties may submit matters for consideration to the non-management directors by utilizing the procedures identified under "Stockholder Communications" in this Proxy Statement. During 2010, the non-management directors met in Executive Session four times.

        Pursuant to authority vested in the Audit Committee of the Board of Directors pursuant to its charter, the Audit Committee is responsible for overseeing the Company's financial risk exposure and the Company's risk assessment and risk management policies and procedures. The Audit Committee discharges its risk oversight responsibilities as part of its quarterly reviews of the Company's quarterly and annual financial statements by discussing with management, the Company's independent auditors and outside legal counsel the Company's risk profile, its financial risk exposure and its risk mitigation policies and procedures. In addition, under the direction of the Executive Compensation and Option Committee, the Company's President and Chief Executive Officer and the compensation consultant to the Executive Compensation and Option Committee conducted an annual risk assessment of the Company's compensation programs as described under "Compensation Risk Assessment" in this Proxy

Statement. The Company does not believe that the performance of these oversight functions by these committees has any effect on the leadership structure of the Board of Directors.

        In December 2009, the Board of Directors adopted equity ownership guidelines that require each non-employee director to own an aggregate of $200,000 of shares of common stock of the Company, units of limited partnership interest of Mack-Cali Realty, L.P. redeemable for shares of common stock of the Company or units under the Company's Deferred Compensation Plan for Directors as of and from the later to occur of (i) January 1, 2013, or (ii) to the extent a director was not a director as of the date the equity ownership guidelines were adopted, the three year anniversary of the date the director is elected to the Board of Directors.

Meetings of Committees of the Board of Directors

        The Board of Directors has four committees: the Executive Committee, the Audit Committee, the Executive Compensation and Option Committee, and the Nominating and Corporate Governance Committee.

        Executive Committee.    The Executive Committee consists of William L. Mack, chairman, Nathan Gantcher, Mitchell E. Hersh and Roy J. Zuckerberg. The Executive Committee acts for the Board of Directors in between regularly scheduled meetings of the Board of Directors, within certain parameters prescribed by the Board of Directors. The Executive Committee met three times during 2010.

        Audit Committee.    The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Alan S. Bernikow, chairman, Nathan Gantcher, Irvin D. Reid and Roy J. Zuckerberg. The Audit Committee authorizes and approves the engagement of the Company's independent registered public accountants, reviews with the Company's independent registered public accountants the scope and results of the audit engagement, approves or establishes pre-approval policies for all professional audit and permissible non-audit services provided by the Company's independent registered public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company's internal control over financial reporting, disclosure controls and procedures and internal audit function. The Audit Committee also assists the Board of Directors in overseeing (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the quarterly evaluation of the performance of the internal audit functions performed by the Company's internal auditors, (4) the Company's independent registered public accounting firm's qualifications and independence, and (5) the performance of the Company's independent registered public accountants. See "Report of the Audit Committee of the Board of Directors" below. The Board of Directors has determined that each of the members of the Audit Committee is an "independent" director within the meaning of the NYSE Independence Standards and Rule 10A-3 promulgated by the SEC under the Exchange Act. The Board of Directors also has determined that each of Alan S. Bernikow, Nathan Gantcher, Irvin D. Reid and Roy J. Zuckerberg satisfies applicable financial literacy standards of the NYSE, and that Alan S. Bernikow qualifies as an Audit Committee Financial Expert under applicable SEC Rules. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committee of three other public companies. The Board of Directors has determined that Mr. Bernikow's simultaneous service on the audit committees of these other public companies will not impair his ability to effectively serve on the Company's Audit Committee and fulfill his duties as its chairman. The Audit Committee met four times during 2010.

        Executive Compensation and Option Committee.    The Executive Compensation and Option Committee consists of Alan G. Philibosian, chairman, Kenneth M. Duberstein and Vincent Tese. The Executive Compensation and Option Committee is responsible for implementing the Company's compensation philosophies and objectives, establishing remuneration levels for executive officers of the

Company and implementing the Company's incentive programs, including the Company's stock option and incentive plans. The Board of Directors has determined that each of the members of the Executive Compensation and Option Committee is an "independent" director within the meaning of the NYSE Independence Standards, and meets the "outside director" requirements of Section 162(m) of the Internal Revenue Code, as amended (the "Code"), and is a "non-employee" director under Rule 16b-3 under Section 16 of the Exchange Act. The Executive Compensation and Option Committee met five times in 2010.

        Pursuant to its charter, the primary purposes of the Executive Compensation and Option Committee are (i) to assist the Board of Directors in discharging its responsibilities in respect of compensation of the Company's President and Chief Executive Officer, (ii) to discuss with the President and Chief Executive Officer the compensation of other senior executive officers; and (iii) to review and administer the Company's compensation and benefit programs. In addition, pursuant to its charter, the Executive Compensation and Option Committee is responsible for establishing and reviewing annual and long term corporate goals and objectives relevant to compensation of the Company's President and Chief Executive Officer and evaluating the performance of the President and Chief Executive Officer in light of the approved performance goals and objectives. The Executive Compensation and Option Committee has sole authority to determine and approve the compensation level of the President and Chief Executive Officer based upon the evaluation of the performance of the President and Chief Executive Officer. Except for the delegation of authority to the President and Chief Executive Officer to grant certain de minimis equity compensation awards to non-executive employees of the Company, the Executive Compensation and Option Committee has not delegated any of its responsibilities to any other person.

        The Executive Compensation and Option Committee may establish fixed performance targets in advance of a particular fiscal year if in its discretion it deems it necessary or appropriate for the purpose of determining the amounts of compensation to be paid to its executive officers in such fiscal year in the form of bonuses or other short-term incentive compensation. Historically, the Committee has not established specific, fixed performance targets or business objectives that entitle the executive officers to formulaic bonuses. These awards are discretionary and are designed to reward executive officers for the achievement of certain business objectives and are paid based primarily on the actual and anticipated performance of the Company and its executive officers with respect to such business objectives. The performance of the Company's President and Chief Executive Officer is determined toward the end of each fiscal year by the Executive Compensation and Option Committee in consultation with FTI Schonbraun McCann Group, a real estate advisory practice of FTI Consulting, Inc. engaged by the Executive Compensation and Option Committee to serve as its compensation consultant (the "Compensation Consultant"). The performance of the Company's other executive officers is determined toward the end of each fiscal year by the Executive Compensation and Option Committee in consultation with the Company's President and Chief Executive Officer as well as with the Compensation Consultant, which parties collectively evaluate the Company's and the individual executives' performance. The Compensation Consultant furnishes the Company with analytical data with respect to: (i) the Company's performance relative to peer REITs in terms of stockholder return (defined as dividends plus or minus stock price performance), and (ii) market ranges for salaries, as well as the nature and ranges of bonus and incentive compensation payments paid by peer REITs. Following such performance analysis, the Executive Compensation and Option Committee, in consultation with the Company's President and Chief Executive Officer, as well as with the Compensation Consultant, determines the appropriate combination of cash and stock-based compensation to pay to the Company's executives in light of its primary objectives with respect to executive compensation.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of Vincent Tese, chairman, Nathan Gantcher and Alan G. Philibosian. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an "independent" director within the meaning of the NYSE Independence Standards. The Nominating and Corporate Governance Committee met once in 2010.

        The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors the slate of directors to be nominated at the Annual Meeting. The Nominating and Corporate Governance Committee will consider recommendations for nominees for directorships submitted by stockholders, provided that the Committee will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for committee appointments or recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees, to the Company's General Counsel following the same procedures as described in "Stockholder Communications" in this Proxy Statement. In order for the Nominating and Corporate Governance Committee to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the General Counsel by the time period set forth in the Company's most recent proxy statement for the submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. The General Counsel shall then deliver any such communications to the Chairman of the Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee evaluates all candidates for nomination, whether identified by the committee or proposed by a stockholder, by considering a number of criteria, which include the candidate's reputation, integrity, business acumen, diligence, experience, age, potential conflicts of interest, the ability to act in the interests of all stockholders, and the perceived need of the Board of Directors. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy, it endeavors to comprise the Board of Directors of members with a broad mix of professional and personal backgrounds. Thus, the Nominating and Corporate Governance Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the Nominating and Corporate Governance Committee takes into account how a candidate's professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee's overall qualifications, the Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to the Board of Directors, the Nominating and Corporate Governance Committee will also consider the director's history of attendance at board and committee meetings, the director's preparation for and participation in such meetings, and the director's tenure as a member of the Board of Directors.

Available Information

        The Board of Directors has adopted written charters for the Audit Committee, the Executive Compensation and Option Committee, and the Nominating and Corporate Governance Committee. The Company makes available free of charge on or through its internet website items related to corporate governance matters, including, among other things, the Company's corporate governance principles, charters of various committees of the Board of Directors, and the Company's code of business conduct and ethics applicable to all employees, officers and directors. The Company's internet website is www.mack-cali.com. The Company intends to disclose on its internet website any amendments to or waivers from its code of business conduct and ethics as well as any amendments to its corporate governance principles or the charters of various committees of the Board of Directors. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Mack-Cali Realty Corporation, Investor Relations Department, 343 Thornall Street, Edison, New Jersey 08837-2206.

Stockholder Communications

        All stockholder communications must (i) be addressed to the General Counsel of the Company, Mack-Cali Realty Corporation, 343 Thornall Street, Edison, New Jersey 08837-2206 or at the General Counsel's internet e-mail address at generalcounsel@mack-cali.com, (ii) be in writing either in print or electronic format, (iii) be signed by the stockholder sending the communication, (iv) indicate whether the communication is intended for a specific director(s), the entire Board of Directors, the Nominating and Corporate Governance Committee, the Presiding Director of Executive Sessions of non-management directors, or all non-management directors, (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder's intention to hold or dispose of such shares, provided that the Board of Directors and the Nominating and Corporate Governance Committee will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act, and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate.

        Upon receipt of a stockholder communication that is compliant with the requirements identified above, the General Counsel shall promptly deliver such communication to the appropriate board or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the Chairman of the Board of Directors with a copy to the Chief Executive Officer, the Chairman of the Nominating and Corporate Governance Committee, or the acting Presiding Director of the Executive Sessions of non-management directors, as the case may be.

        The General Counsel may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more directors and executive officers of the Company, except that in processing any stockholder communication addressed to the Presiding Director of the Executive Sessions of non-management directors, the General Counsel may not copy any member of management in forwarding such communication to the acting Presiding Director.

Policies Relating to the Election of Directors

        Elections of the Board of Directors are conducted in accordance with the Company's charter, bylaws and the laws of the state of Maryland and provide that directors are to be elected at a meeting of the Company's stockholders by a plurality of the votes cast. Under the Company's By-laws and Corporate Governance Principles, if in any uncontested election of directors, a director nominee has a greater number of votes "withheld" from his or her election than votes cast "for" his or her election, such director nominee shall promptly tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. A vote will be considered "withheld" from a director nominee if a stockholder withholds authority to vote for such director nominee in any proxy granted by such stockholder in accordance with instructions contained in the proxy statement or accompanying proxy card circulated for the meeting of stockholders at which the election of directors is to be held. The Nominating and Corporate Governance Committee will then promptly evaluate all relevant factors relating to the election results, including, but not limited to: (i) the underlying reasons why a majority of affirmative votes was not received (if ascertainable), (ii) the director's background, experience and qualifications, (iii) the director's length of service on the Board of Directors and contributions to the Company, and (iv) whether the director's service on the Board of Directors is consistent with applicable regulatory requirements, listing standards, the Company's Corporate Governance Principles and the corporate governance guidelines of independent voting advisory services such as Institutional Shareholder Services.

        Subject to any applicable legal or regulatory requirements, the Nominating and Corporate Governance Committee shall, within ninety (90) days from the date of the stockholder vote, decide whether to accept the resignation, reject the resignation or, if appropriate, conditionally reject the resignation and retain the director in office only if the underlying causes of the withheld votes can be promptly and completely cured. A full explanation of the Nominating and Corporate Governance Committee's decision will be promptly publicly disclosed in a periodic or current report filed with the Securities and Exchange Commission. Any director who tenders his or her resignation pursuant to this principle and any non-independent director will not participate in the deliberations and decisions made hereunder. In addition, a director shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee if such director's principal occupation or business association changes substantially during his or her tenure as a director.

Report of the Audit Committee of the Board of Directors

        The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the Company's financial accounting and reporting process, selection of critical accounting policies, system of internal control, internal audit function, audit process for monitoring compliance with laws and regulations and the Company's standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its charter.

        The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process, including its system of internal control over financial reporting. The Company's independent registered public accountants, PricewaterhouseCoopers LLP, are responsible for expressing opinions on the conformity of the Company's 2010 audited financial statements to accounting principles generally accepted in the United States of America and the effectiveness of the Company's internal control over financial reporting as of December 31, 2010. The Audit Committee discussed with the Company's independent registered public accountants the overall scope and plans for its audits. The Audit Committee met with the Company's independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the fiscal 2010 audited financial statements with the Company's management, including the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

  2.
  The Audit Committee has discussed with the Company's independent registered public accountants their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by SAS 114 (AU 380), as may be modified or supplemented;

  3.
  The Audit Committee has received the written disclosures and the letter from the Company's independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant's communications with the audit committee concerning independence, and has discussed with the Company's independent registered public accountants the independent registered public accountants' independence from management and the Company; and

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC.

        The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein. Each of the members of the Audit Committee is independent as defined under the standards of the NYSE and the SEC, and meets all other requirements of such exchange and of such rules of the SEC.

AUDIT COMMITTEE
Alan S. Bernikow, Chairman Nathan Gantcher Irvin D. Reid Roy J. Zuckerberg

 COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy and Overview

        In designing and overseeing executive compensation, the primary objectives of the Company and the Executive Compensation and Option Committee (the "Committee") are: (i) to attract, reward and retain executives of the highest caliber, and (ii) to provide such executives with appropriate short and long-term incentives to create value for the Company's stockholders.

        Compensation is paid to the Company's executive officers in both fixed and discretionary amounts, the components of which amounts are more fully described below under the heading "Components of Compensation." The Company has a "pay for performance" philosophy that it believes is reflected in its compensation programs. Through annual cash bonus awards and restricted Common Stock awards, the Company ties a substantial portion of total compensation to Company and individual performance. The Company follows this approach because it believes its executive officers should be compensated commensurate with the success of the Company and each executive officer's contribution to that success. Base salaries are generally fixed in advance of each fiscal year based on existing contractual agreements and the recommendations of the Committee with respect to the President and Chief Executive Officer and the President and Chief Executive Officer with respect to the other named executive officers at levels that are generally within the median range of base salaries paid to executives at our Peer Group REITs described below and in all cases ratified by the Board of Directors.

        Historically, the Committee has not established specific, fixed performance targets or business objectives that entitle the executive officers to formulaic bonuses and did not do so in 2010. Bonuses and other short-term incentive compensation awards are discretionary and are designed to reward executive officers for the achievement of business objectives and paid based primarily on the actual and anticipated performance of the Company and its executive officers with respect to such business objectives. In addition, the Multi-Year Performance Awards, discussed in more detail under "LTIP Awards," require the Committee to establish annual, flexible performance criteria in the first quarter of each fiscal year, against which the Committee evaluates Company performance for the fiscal year and which must be satisfied in order for a tranche of restricted Common Stock awarded pursuant to the Multi-Year Performance Awards to vest in such year. The Multi-Year Performance Awards are designed to promote the success and enhance the value of the Company by linking the personal interests of the named executive officers to those of the Company's stockholders by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company's stockholders.

        The Committee established flexible performance criteria for 2010 (the "2010 Performance Criteria") on March 31, 2010 as advance guidelines for determining the vesting of the Multi-Year Performance Awards. The 2010 Performance Criteria consisted of the following factors:

  (i)
  Strength of the Company's balance sheet;

  (ii)
  Occupancy and leasing rates and performance relative to the market, taking into account current market conditions;

  (iii)
  Funds from operations (FFO) relative to the market and historical performance and those of other REITs, taking into account current market conditions;

  (iv)
  The Company's overall ability to access the capital markets and maintenance of adequate liquidity in light of current market conditions;

  (v)
  The Company's total debt-to-undepreciated asset ratios;

  (vi)
  Maintenance of the Company's investment grade debt ratings relative to the Company's peer group REITs, which are listed below, in light of current market conditions;

  (vii)
  The Company's stock price and general financial condition relative to current economic and market conditions in general and such conditions of the REIT market in particular;

  (viii)
  Equity and total compensation packages of executive officers at the Company's peer group REITs;

  (ix)
  Performance of the Company relative to the 2010 budget presented to the Board of Directors;

  (x)
  Maintaining the Company's conservative risk management profile; and

  (xi)
  Such additional criteria, or supplemental criteria in lieu of some or all of the foregoing criteria, that shall be adopted by the Committee upon its determination that such new or supplemental criteria are necessary or appropriate in light of actual 2010 Company and individual performance, dynamic market conditions, changes in the national and regional office and flex property markets in which the Company competes, or unforeseen or non-ordinary course events throughout the year.

        In addition, in evaluating 2010 performance in the fourth quarter of 2010, the Committee identified the Company's maintenance of an efficient operating structure with low senior executive overhead relative to the Company's peer group REITs as an additional performance criteria in 2010.

        The 2010 Performance Criteria could also, but were not required to, be considered in connection with other short-term and long-term incentive compensation decisions made by the Committee for 2010. Consistent with past practice and its intent to establish flexible performance criteria that may be considered in all of its decision making processes, the Committee did not establish any specific, fixed performance targets or other quantitative objectives relating to executive compensation for the 2010 fiscal year.

Summary of Key 2010 Compensation Actions

        As described in greater detail under the heading "Analysis of 2010 Performance" below, the Committee determined that the 2010 Performance Criteria were satisfied based upon the Company's successful achievement of a number of significant business objectives during 2010, including the maintenance of a strong balance sheet, its partial three and five year stockholder returns through 2010 measured as of October 31, 2010 were in the 76th and 65th percentiles, respectively, of the stockholder returns of the Peer Group REITs, its strong operating fundamentals, its leasing and tenant occupancy performance in its markets above the median average of the Peer Group REITs, its conservative risk management profile and its maintenance of an efficient operating structure with low senior executive overhead relative to the Company's peer group REITs. Based upon these achievements and the satisfaction of the 2010 Performance Criteria in general, and in recognition of the critical contributions made by the named executive officers in connection with the Company's overall performance in 2010, on December 7, 2010, the Committee authorized granting the Company's named executive officers discretionary incentive and merit-based awards for fiscal year 2010 in the following amounts:

  •
  Cash bonuses in the amounts of $1,000,000, $505,000, $495,000 and $400,000 to Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively.

  •
  Restricted Common Stock bonuses in the amounts of 25,000, 10,455, 9,697 and 6,818 shares with grant date fair values of $755,388, $315,903, $293,000 and $206,009 to Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively. Such shares were vested immediately upon issuance, but are subject to a six (6) month restriction on transfer.

  •
  Total annual bonuses in 2010 (consisting of the cash bonuses and restricted Common Stock bonuses described above) in the amounts of $1,755,388, $820,903, $788,000 and $606,009 to Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively, which were slightly less than the total annual bonuses paid in 2009.

        In addition, as described under the heading "LTIP Awards" below, on December 7, 2010, the Committee approved and the Board of Directors ratified the determination to vest the third tranche of restricted Common Stock under the Multi-Year Performance Awards as of January 1, 2011, in the amounts of 20,123, 8,385, 6,708 and 4,192 shares for Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively, and to pay related contractually required tax gross-up payments. In November 2008, the Committee eliminated tax gross-up payments in connection with future awards of restricted shares of Common Stock to align the Company's compensation practices with those of the Company's Peer Group REITs. Accordingly, subsequent awards, including the restricted stock bonus awards issued on December 7, 2010, December 8, 2009 and December 9, 2008, have not been, and will not be accompanied by a tax gross-up payment.

        No base salary adjustments were made for 2010. During 2010, the Company paid base salaries to its executive officers in the following amounts: $1,050,000 to Mr. Hersh, $420,000 to Mr. Lefkowitz, and $370,000 to each of Messrs. Grossman and Thomas. Additionally, the Company decided to make no base salary adjustments for 2011.

        The total compensation paid to each of the named executive officers in 2010 was generally within the median range of total compensation paid to executives at the Peer Group REITs, as described below.

Process for Determining Compensation

        The performance of the Company's President and Chief Executive Officer is determined toward the end of each fiscal year by the Committee with assistance from Gressle & McGinley, LLC, independent compensation consultants to the Committee (the "Compensation Consultant"). The performance of the Company's other executive officers is determined toward the end of each fiscal year by the Committee in consultation with the Company's President and Chief Executive Officer as well as with assistance from the Compensation Consultant, which parties collectively evaluate the Company's and the individual executives' performance. As President and Chief Executive Officer responsible for the strategic direction and long-term planning for the Company, Mr. Hersh oversees the day to day performance of the other named executive officers. As such, the Committee believes that Mr. Hersh is best suited to evaluate the performance of the other named executive officers and make recommendations for their compensation packages.

        Following such performance analysis, the Committee, in consultation with the Company's President and Chief Executive Officer, as well as with assistance from the Compensation Consultant, and based upon the recommendations of the President and Chief Executive Officer with respect to the other named executive officers, determines the appropriate combination of cash and stock-based compensation to pay to the Company's executives in light of its primary objectives with respect to executive compensation. In determining the appropriate mix of such compensation and the appropriate amounts of any discretionary components, the Committee considers the competitiveness of the Company's overall compensation arrangements in relation to fifteen comparable office REITs identified by the Compensation Consultant with a median equity market capitalization of approximately $2.4 billion (similar to the Company). The Company's peer group REITs consist of: Alexandria Real Estate Equities, Inc., BioMed Realty Trust, Boston Properties, Inc., Brandywine Realty Trust, Corporate Office Properties Trust, Inc., Digital Realty Trust, Douglas Emmett, Inc., Duke Realty Corporation, Highwoods Properties, Inc., Kilroy Realty Corporation, Liberty Property Trust, MPG Office Trust, Inc., Parkway Properties, Inc., SL Green Realty Corp. and Vornado Realty Trust (collectively, the "Peer Group REITs").

        Although compensation awards are not tied to a particular percentile relative to compensation paid by the Peer Group REITs and the Committee retains complete discretion with respect to the amount and allocation of compensation awards, the Company typically maintains compensation within the median range of compensation (between the 25th and 75th percentiles) paid by such Peer Group REITs as a function of both total compensation paid and the allocation among the various components of compensation paid.

        The process by which the President and Chief Executive Officer evaluates the performance of the other named executive officers and by which the Committee evaluates the performance of the President and Chief Executive Officer and considers his recommendations with respect to the other named executive officers is a subjective process. Consideration is given to the role that the executive officer played, if any, in the Company's achievement of the annual, flexible performance criteria established by the Committee each year and other achievements highlighted by the Committee during the year, and the amounts and components of compensation are designed to be aligned with the compensation levels and components of the Company's Peer Group REITs. Consideration is also given to the Company's location in the greater metropolitan New York area, which is one of the most competitive pay regions in the country. During this process, the President and Chief Executive Officer attends meetings of the Committee, discusses Peer Group REIT data directly with the Compensation Consultant, and reviews with the Committee the compensation data from the Peer Group REITs and discusses with the Committee the Company's overall performance and specific Company achievements that will be considered as part of the evaluation process. As part of his review process, the President and Chief Executive Officer also considers the recommendations, if any, of the Chairman of the Board of Directors.

        There were no specific objective or numeric performance measures applied by the Committee in determining the compensation of each named executive officer. The performance of each named executive officer is analyzed based on a number of subjective factors, including: (i) the annual flexible performance criteria established by the Committee, (ii) the Company's overall performance and the named executive officer's responsibilities within the Company, (iii) the named executive officer's role in achieving the Company's business objectives, (iv) whether a compensation package for that executive officer that aligns his compensation with the median compensation package of officers of the Peer Group REITs who perform similar functions is appropriate, (v) whether the allocation of the named executive officer's total compensation among base salary, cash bonus and equity compensation within the median range of awards to officers of the Peer Group REITs is appropriate in light of any circumstances unique to the Company, and (vi) appropriate year to year adjustments depending on the performance of the Company relative to the Peer Group REITs and in light of actual and individual performance, dynamic market conditions, and unforeseen and non-ordinary course events.

Compensation Consultant

        Role of the Compensation Consultant.    The Committee retains the Compensation Consultant to assist with structuring the Company's various compensation programs and determining appropriate levels of salary, bonus and other compensatory awards payable to the Company's executive officers and key employees. In 2010, the Committee retained its Compensation Consultant to assist with respect to: (i) the Company's performance relative to the Peer Group REITs in terms of stockholder return (defined as dividends plus or minus stock price performance), and (ii) market ranges for salaries, as well as the nature and ranges of bonus and incentive compensation payments paid by the Peer Group REITs.

        Determination of Compensation Consultant's Objectivity.    The Committee recognizes that it is essential to receive objective advice from its outside compensation consultant. The Compensation Consultant was engaged by the Company in 2010 to act as an independent outside consultant to the Committee. The Committee closely examines the safeguards and steps that the Compensation

Consultant takes to ensure that its executive compensation consulting services are objective. The Committee takes into consideration that:

  •
  The Committee hired and has the authority to terminate the Compensation Consultant's engagement for executive compensation related services;

  •
  The Compensation Consultant is engaged by and reports directly to the Committee for all executive compensation services; and

  •
  The Compensation Consultant has direct access to members of the Committee during and between meetings.

        The Compensation Consultant performed only executive, board and other compensation-related services for the Committee, and did not perform, directly or indirectly through an affiliate, any other services for the Company in 2010.

Analysis of 2010 Performance

        In analyzing the performance of the named executive officers with respect to 2010 performance in general and with respect to the 2010 Performance Criteria in particular, the Committee noted, without limitation, specific accomplishments in 2010 in order of importance as follows:

  (i)
  The Company's strong operating fundamentals and its leasing and tenant occupancy performance in its markets above the median average of the Peer Group REITs (remaining at or above eighty-nine (89) percent leased) contributed to the Company's partial three and five year stockholder returns through 2010 measured as of October 31, 2010 were in the 76th and 65th percentiles, respectively, of the stockholder returns of the Peer Group REITs;

  (ii)
  Management's maintenance of a conservative risk management profile and an efficient operating structure with low senior executive overhead relative to the Company's peer group REITs that resulted in performance consistency in a challenging economic environment and the Company's strong balance sheet with a debt to undepreciated assets ratio of approximately forty (40) percent;

  (iii)
  The Company's zero balance on its $775 million unsecured revolving credit facility as of October 31, 2010 maintained the Company's strong balance sheet position, thereby providing the President and Chief Executive Officer with maximum flexibility for executing the Company's long-term plans and strategic initiatives;

  (iv)
  The improved strength of the Company's balance sheet resulting from the decrease in the ratio of the Company's total debt to total market capitalization from 43.68% as of September 30, 2009 to 41.49% as of September 30, 2010 and zero balance under the Company's $775 million revolving credit facility as of September 30, 2010;

  (v)
  That the one-year projected growth rate in the Company's funds from operations for 2010 was slightly below the average of decline for the Peer Group REITs;

  (vi)
  That the Company successfully maintained its investment grade debt ratings;

  (vii)
  The Company's successful refinancing of its $150 million portfolio mortgage loan with The Prudential Insurance Companies of America in January 2010;

  (viii)
  That the total compensation of the Company's named executive officers was generally within the median range of total compensation paid to executives at the Peer Group REITs; and

  (ix)
  That the Company's 2010 performance was at or above levels established in the 2010 budget.

        Based on its evaluation of these achievements in 2010 relative to the 2010 Performance Criteria, the Committee determined that the Company achieved the 2010 Performance Criteria.

        Consequently, the Committee declared that the 2010 vesting criteria in respect of the multi-year performance-based restricted stock awards were satisfied (in the amounts of 20,123, 8,385, 6,708 and 4,192 shares for Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively) and authorized the payment of related tax gross-ups that the Company was contractually obligated to pay.

        In addition, although the achievement of the 2010 Performance Criteria did not entitle the Company's named executive officers to any formulaic bonus amounts or other compensation for 2010, as a result of such achievement and its general discretionary, non-formulaic approach to 2010 performance, the Committee determined that it was appropriate to make discretionary grants to the named executive officers of cash bonuses (in the amounts of $1,000,000, $505,000, $495,000 and $400,000 to Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively) and restricted stock bonuses (in the amounts of 25,000, 10,455, 9,697 and 6,818 shares to Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively).

        As part of Mr. Hersh's evaluation of the performance of each named executive officer in achieving these performance measures in 2010, Mr. Hersh considered how the role and responsibilities of each of the other named executive officers demonstrated competence in the discharge of his primary job function, leadership in his area of responsibility and an ability to create competitive advantages for the Company. Mr. Hersh noted how Messrs. Lefkowitz and Thomas, under his direction, had helped to achieve the operating efficiencies noted in clause (ii) above, and how Mr. Grossman, under his direction, had assisted with achieving the Company's leasing and tenant occupancy results. Throughout his evaluation process, Mr. Hersh discussed these factors with the members of the Committee and considered their comments and the Peer Group REIT data compiled by the Compensation Consultant in making his final compensation recommendations to the Committee.

Components of Compensation

        Compensation of the Company's executive officers is comprised of four primary components: (i) annual base salaries; (ii) annual discretionary cash bonuses; (iii) annual discretionary restricted Common Stock bonus awards that are fully vested upon issuance, but subject to transfer restrictions and (iv) Long-Term Incentive Plan ("LTIP") awards in the form of restricted shares of Common Stock subject to deferred vesting over a five to seven year period, which vesting is dependent upon the achievement of flexible performance measures determined each year by the Committee. The Company's executive officers also receive limited perquisites and a variety of benefits that are available generally to all of the Company's employees. Each of the material components of compensation of the named executive officers in 2010 is discussed in further detail below.

        In November 2008, the Committee eliminated tax gross-up payments in connection with future awards of restricted shares of Common Stock to align the Company's compensation practices with those of the Company's Peer Group REITs. In making its determination, the Committee noted that the Company remains contractually obligated to continue making tax gross-up payments to its executive officers pursuant to written agreements entered into prior to January 1, 2008 that provide for such payments in connection with awards that were authorized prior to January 1, 2008. These agreements apply only to the currently outstanding LTIP awards. Accordingly, under the Company's current compensation policies and contractual obligations, tax gross-up payments will continue to be made only with respect to the Multi-Year Performance Awards that were authorized in September 2007. Moreover, tax gross payments will not be made in respect to subsequent awards, including the Common Stock bonus awards issued on December 7, 2010, December 8, 2009 and December 9, 2008.

        In determining the specific amounts of each of the components of compensation paid to the Company's named executive officers in 2010, the Committee directed the Compensation Consultant to compile salary, bonus and incentive compensation data for the Peer Group REITs. During the third and fourth quarters of 2010, the Committee analyzed the compensation data from the Peer Group REITs prepared by its Compensation Consultant and considered the 2010 Performance Criteria, the Company's overall financial performance and achievements in 2010, and the individual performance of the named executive officers. Based upon this analysis and the recommendations of the President and Chief Executive Officer with respect to the other named executive officers, the Committee determined to set the total compensation for each named executive officer for 2010, consisting of base salary, cash bonus, restricted Common Stock bonus, and vested LTIP awards, which compensation was generally within the median range of total compensation (between the 25th and 75th percentiles) paid to the executive officers of similar positions in the Peer Group REITs.

        The allocation of each component of compensation of the President and Chief Executive Officer is determined by the Committee in its sole discretion based upon a review of Peer Group REIT data compiled by its Compensation Consultant and the Committee's subjective analysis of the President and Chief Executive Officer's execution of the Company's business objectives and satisfaction of the 2010 Performance Criteria. As part of this process, the Committee reviews with the President and Chief Executive Officer his performance during the year and also considers the recommendations of the Chairman of the Board of Directors.

        The allocation of each component of compensation of the other named executive officers is determined by the Committee, based upon its review of the Peer Group REIT data compiled by its Compensation Consultant and the recommendations of Mr. Hersh. During this process, Mr. Hersh attends meetings of the Committee, discusses Peer Group REIT data directly with the Compensation Consultant, and reviews with the Committee the compensation data from the Peer Group REITs and discusses with the Committee the Company's overall performance and specific Company achievements that will be considered as part of the evaluation process. In evaluating the performance of named executive officers, the Committee and Mr. Hersh will consider the annual, flexible performance criteria established by the Committee but do not utilize specific, rigid performance benchmarks or fixed performance targets. Mr. Hersh's evaluation of the performance of each named executive officer considers a number of subjective factors, including: (i) the Company's overall performance and the named executive officer's responsibilities within the Company, (ii) the named executive officer's role in achieving the Company's business objectives, (iii) whether a compensation package for that executive officer that aligns his compensation with the median range of compensation packages of officers of the Peer Group REITs who perform similar functions is appropriate (which was the case in 2010), (iv) whether the allocation of the named executive officer's total compensation among base salary, cash bonus and equity compensation bonus within the median range of awards to officers of the Peer Group REITs is appropriate in light of any circumstances unique to the Company (which was the case in 2010), and (v) appropriate year to year adjustments depending on the performance of the Company relative to the Peer Group REITs and in light of actual and individual performance, dynamic market conditions, and unforeseen and non-ordinary course events, of which there were none in 2010. As part of his review process, Mr. Hersh also considers the recommendations, if any, of the Chairman of the Board of Directors.

        The Committee reviews Mr. Hersh's recommendations with respect to the compensation packages of the other named executive officers, the compensation data from the Peer Group REITs compiled by the Compensation Consultant and makes a final determination with respect to the compensation of all of the named executive officers after discussions with the Compensation Consultant, the Chairman of the Board of Directors and Mr. Hersh. The Committee's compensation determinations are presented to and ratified by the full Board of Directors of the Company shortly after such determinations are made by the Committee and before any compensation awards are finalized. Pursuant to the authority vested in the Committee set forth in its charter, it has complete discretion with respect to the compensation of the named executive officers. Total 2010 compensation of each of the named executive officers is within the median range (25th to 75th percentile) of compensation paid to executive officers of similar positions at the Peer Group REITs. In 2010, the total compensation of the President and Chief Executive Officer was somewhat below the approximate midpoint of total compensation paid to the chief executive officers of the Peer Group REITs, and the total compensation of the other four (4) named executive officers in 2010 was somewhat above the approximate midpoint of total compensation paid to executive officers of similar positions of the Peer Group REITs.

        In analyzing the performance of the named executive officers with respect to the 2010 Performance Criteria during the 2010 fiscal year, the specific Company performance factors that were considered by the Committee and Mr. Hersh were the Company's maintenance of a strong balance sheet, its partial three and five year stockholder returns through 2010 measured as of October 31, 2010 were in the 76th and 65th percentiles, respectively, of the stockholder returns of the Peer Group REITs, its strong operating fundamentals, its leasing and tenant occupancy performance in its markets above the median average of the Peer Group REITs, its conservative risk management profile and its maintenance of an efficient operating structure with low senior executive overhead relative to the Company's peer group REITs. As part of Mr. Hersh's evaluation of the performance of each named executive officer in achieving these performance measures in 2010, Mr. Hersh considered how the role and responsibilities of each of the other named executive officers demonstrated competence in the discharge of his primary job function, leadership in his area of responsibility and an ability to create competitive advantages for the Company, as described under the heading "Analysis of 2010 Performance" above. Throughout his evaluation process, Mr. Hersh discussed these factors with the members of the Committee and considered their comments and the Peer Group REIT data compiled by the Compensation Consultant in making his final compensation recommendations to the Committee. In 2010, the Committee accepted all of Mr. Hersh's recommendations with respect the compensation of the other three (3) named executive officers. Each of the components of compensation of the named executive officers in 2010 is discussed in further detail below.

        Base Salaries.    The base compensation levels for the Company's executive officers are set prior to the beginning of each fiscal year to compensate the executive officers for the functions they will perform in each such fiscal year and are based on the employment agreements entered into in December 1997, as amended and restated in July 1999 for each of Messrs. Hersh, Lefkowitz and Thomas, and in December 2000 for Mr. Grossman and in May 2006 for Mr. Yeager. The Committee believes that the base salaries generally are appropriate as base compensation to compensate the Company's executive officers for the functions they perform and other considerations. Base salaries are reviewed annually in consultation with President and Chief Executive Officer and with assistance from the Compensation Consultant and may be adjusted upward by the Committee and based upon the recommendations of the President and Chief Executive Officer with respect to the other named executive officers from time to time in advance of any fiscal year. In December 2009, the Committee determined to maintain the base salary of each of the named executive officers in 2010 at the same amount paid in 2009. Additionally, the Company decided to make no base salary adjustments for 2011.

        Annual Cash Bonus Compensation.    The Company's policy of awarding annual cash bonuses is designed to specifically relate executive pay to Company and individual performance and to provide financial rewards for the achievement of substantive Company objectives, and discretionary annual cash bonuses for the executive officers are provided for in each of their respective employment agreements. Consistent with its overall compensation philosophy, the Company does not establish set performance targets or milestones—numerical or otherwise—at the beginning of its fiscal year for the purpose of determining annual cash bonus amounts. Instead, such amounts are determined based primarily on the performance of the Company and its executive officers, as determined at the end of each fiscal year by the Committee with assistance from the Compensation Consultant and based upon the recommendations of the President and Chief Executive Officer. Additionally, the types and amounts of other elements of compensation paid to the Company's executive officers are considered by the

Committee in establishing cash bonus amounts. The achievement of the Company's overall financial goals generally is the most significant consideration in determining annual cash bonus compensation (e.g., stockholder return relative to the Peer Group REITs, attainment of annual, flexible performance criteria and the achievement of other noteworthy business objectives over the course of the fiscal period such as the commencement or completion of significant acquisitions or divestitures, leasing and tenant occupancy performance in its market, major property development activities and the completion of successful capital transactions such as equity or debt offerings or repurchases or mortgage financings). Although the Committee considers peer competitiveness data as a guide to the range of potential awards, ultimately such awards are based on its assessment of the Company's and the individual's performance and the attainment of the annual, flexible performance criteria established by the Committee each year. Because certain elements of the annual, flexible performance criteria are based on the Committee's perception of such performance (which ultimately is a subjective determination), the probability that an executive officer will receive an annual cash bonus award and the amount of any such award cannot be quantified with any degree of certainty until the Committee is able to analyze annual financial and business results of the Company and assess individual performance for any given year.

        The Committee awarded total annual bonuses in 2010 (consisting of the cash bonuses and restricted Common Stock bonuses described above) of $1,755,388, $820,903, $788,000 and $606,009 for Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively. After determining the total annual bonus amounts for the named executive officers, the Committee allocates the bonuses among cash and restricted Common Stock awards based upon its consideration of Peer Group REIT data and the amount of cash bonus that the Committee believes is appropriate in light of current market conditions to award past performance with a bonus of immediately available funds.

        The Committee determined that the annual cash bonuses for 2010 in the amounts of $1,000,000, $505,000, $495,000 and $400,000 for Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively, were appropriate for the named executive officers in light of (i) the Company's overall performance, (ii) the Company's achievement of the 2010 Performance Criteria as well as other achievements in 2010 as described under the heading "Analysis of 2010 Performance" above, (iii) the officer's individual performance, and (iv) the anticipated median range of cash bonus compensation to be paid to an executive of similar position at the Peer Group REITs. Cash bonus amounts in 2010 represented between 55 and 66 percent of total annual bonus compensation for the named executive officers.

        Annual Restricted Stock Bonus Compensation.    In 2010, the Company had two equity compensation plans for its executive officers and other employees of the Company: the 2000 Employee Stock Option Plan of Mack-Cali Realty Corporation (the "2000 Employee Stock Option Plan"), which expired on September 11, 2010, and the 2004 Incentive Stock Plan. References to the "Employee Incentive Plans" herein refer to the 2000 Employee Stock Option Plan and the 2004 Incentive Stock Plan, collectively. Awards were granted in 2010 to the four (4) named executive officers then in office on December 7, 2010 under the Employee Incentive Plans after consideration of a number of potential factors, including (i) the executive officer's position in the Company, (ii) the Company's achievement of the 2010 Performance Criteria as well as other achievements in 2010 as described under the heading "Analysis of 2010 Performance" above, (iii) his performance and responsibilities, (iv) the extent to which he already holds an equity stake in the Company, (v) equity participation levels of comparable executives at the Peer Group REITs and (vi) individual contribution to the success of the Company's financial performance. However, the Employee Incentive Plans do not provide any formulaic method for weighing these factors, and the decision to grant an award is based primarily upon the Committee's evaluation of the past as well as the future anticipated performance and responsibilities of the individual in question.

        The Employee Incentive Plans relate closely to traditional forms of equity oriented compensation in the commercial real estate industry. In recent years, the REIT industry has shifted away from the use of stock options and toward the use of restricted stock as a means of providing equity-based incentives to executive officers and other employees. The REIT industry also has shifted away from the use of tax gross-up payments. Within the REIT industry, a major part of the value created for shareholders is realized in the form of an annual dividend. Stock options' value is tied to future appreciation in stock price rather than dividend yield. The high dividend rate of REIT stocks tends to diminish the potential future appreciation in the price of such stocks relative to stocks of companies in other industries. The incentive value of stock options is therefore lower in the REIT industry than in other industries. Further, the incentive value of restricted stock within the REIT industry is typically higher than the incentive value of stock options. In recognition of this fact, the Committee has made discretionary restricted Common Stock bonus awards and LTIP awards in the form of restricted Common Stock, rather than stock option awards, to the Company's executive officers in recent years as an element of compensation. The Committee monitors these equity compensation market trends in order to ensure that the equity compensation component awarded to the Company's executive officers is consistent with that of the Peer Group REITs.

        Consistent with the Company's primary compensation objectives, the purpose of the restricted Common Stock grants is to aid the Company in attracting and retaining quality employees, and advancing the interests of the Company's stockholders by offering executive officers and other employees an incentive to maximize their efforts to promote the Company's economic performance. In addition, to assist the Company in retaining executive officers and other employees and encouraging such executive officers and employees to seek long-term appreciation in the value of the Company's stock, awards may in some cases be subject to deferred vesting over a specified period or may otherwise be subject to a holding period. Accordingly, where an employee has received an award that is subject to deferred vesting over a period of time, an employee generally must remain with the Company during that period to enjoy the full economic benefit of the award, except in the case of named executive officers where employment agreements or equity award agreements provide otherwise in connection with a termination due to death, disability, without cause, for good reason or in the event of a change in control.

        To enhance the incentive value of the Company's total annual bonus awards granted to the Company's executive officers, since December 2003 the Committee has awarded a portion of the total annual bonus paid to each of the executive officers in the form of restricted Common Stock. Such shares of restricted Common Stock are fully vested upon issuance but are subject to a six (6) month restriction on transfer. The number of shares of restricted Common Stock issued to the executive officers is calculated by the Committee based upon the estimated grant date fair market value.

        The Committee determines the amount of annual bonus awards by making a determination of an appropriate amount of total bonus to be paid to each named executive officer. The Committee awarded total annual bonuses in 2010 (consisting of the cash bonuses and restricted Common Stock bonuses described above) of $1,755,388, $820,903, $788,000 and $606,009 for Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively. After determining the total annual bonus amounts for the named executive officers, the Committee allocates the bonuses among cash and restricted Common Stock awards based upon its consideration of Peer Group REIT data and the amount of restricted Common Stock bonus that the Committee believes is appropriate.

        The Committee determined that the annual restricted Common Stock bonus awards of 25,000, 10,455, 9,697 and 6,818 shares for Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively, were appropriate for the named executive officers in light of (i) the Company's overall performance, (ii) the Company's achievement of the 2010 Performance Criteria as well as other achievements in 2010 as described under the heading "Analysis of 2010 Performance" above, (iii) the officer's individual performance, and (iv) the anticipated median range of equity bonus compensation to be paid to an executive of similar position at the Peer Group REITs. Restricted Common Stock bonus awards in 2010 represented between 34 and 45 percent of total annual bonus compensation for the named executive officers. The 2010 restricted Common Stock bonus awards were established by the Committee at levels intended to reward past performance as well as to align the executive's interests with those of the Company's stockholders as an incentive for future performance. In light of the current shift away from tax gross-up payments in the REIT industry, the Company eliminated tax gross-up payments for these and future restricted Common Stock awards.

        LTIP Awards.    The Company utilizes LTIP awards in the form of discretionary restricted Common Stock awards to promote the success and enhance the value of the Company by providing the named executive officers with a long-term incentive for outstanding performance. The LTIP awards generally are subject to deferred vesting over a five to seven year period, which vesting is dependent upon the achievement of performance measures determined each year by the Committee.

        In light of the expiration of the performance and vesting periods under the LTIP awards made to the named executive officers in 1999 and 2003, the Committee determined that it was appropriate to provide for new LTIP awards for the named executive officers to further align their interests with those of the Company's stockholders and as an incentive for future, long-term performance. On September 12, 2007, the Committee approved and the Board of Directors ratified the grant of new LTIP awards in the form of multi-year restricted share awards (the "Multi-Year Performance Awards") for each of Messrs. Hersh, Lefkowitz, Grossman, Yeager and Thomas, which were issued on January 2, 2008, in the amounts of 100,619, 41,925, 33,540, 33,540 and 20,962 shares, respectively. The Committee fixed the number of shares issued to each named executive officer pursuant the Multi-Year Performance Awards and the vesting schedule for such shares at amounts that are intended to yield, over the course of the performance period, a potential range of annual equity compensation (including the value of tax gross-up payments) that will constitute approximately the same percentage of total annual compensation each year and result in approximately the same ratios of base salary, cash bonus, stock bonus and LTIP compensation to total annual compensation each year, and for the potential range of such total annual compensation to be consistent with the current total annual compensation of each officer as compared to the compensation of those officers performing similar functions at the Peer Group REITs measured as of October 31, 2010.

        The Multi-Year Performance Awards began to vest on January 1, 2009, with the number of restricted shares of Common Stock scheduled to be vested and earned on each vesting date on an annual basis over a five to seven year period equal to:

  (i)
  15% of such Restricted Shares on January 1, 2009;

  (ii)
  15% of such Restricted Shares on January 1, 2010;

  (iii)
  20% of such Restricted Shares on January 1, 2011;

  (iv)
  25% of such Restricted Shares on January 1, 2012; and

  (v)
  25% of such Restricted Shares on January 1, 2013, with any unvested Restricted Shares carried forward into 2014 and 2015.

        The vesting of each tranche of shares under the Multi-Year Performance Awards is subject to the attainment of annual performance goals to be set by the Committee for each year.

        In connection with the Multi-Year Performance Awards, the Committee approved and the Board of Directors ratified the entering into of tax gross-up agreements with Messrs. Hersh, Lefkowitz, Grossman, Yeager and Thomas for certain tax gross-up payments. Each such tax gross-up payment is a dollar amount equal to forty-three percent (43%) of the fair market value of the underlying restricted Common Stock at the time of vesting, exclusive of dividends. The tax gross-up payments, which the Committee and the Board of Directors historically have awarded in connection with any restricted stock awards to the named executive officers, enable the Company's named executive officers to retain the full economic benefit of equity compensation awards without having to dispose of a portion of such awards to satisfy the tax withholding obligations associated with such awards. In November 2008, the Committee eliminated tax gross-up payments in connection with future awards of restricted shares of

Common Stock to align the Company's compensation practices with those of the Company's Peer Group REITs. In making its determination, the Committee noted that the Company remains contractually obligated to continue making tax gross-up payments to its executive officers pursuant to written agreements entered into prior to January 1, 2008 that provide for such payments in connection with the vesting of awards that were authorized prior to January 1, 2008. Accordingly, under the Company's compensation policies and contractual obligations, tax gross-up payments will continue to be made only with respect to the Multi-Year Performance Awards. Moreover, new awards, including the restricted stock bonus awards issued on December 7, 2010, December 8, 2009 and December 9, 2008, have not been, and will not be accompanied by a tax gross-up payment.

        On December 7, 2010, the Committee approved and the Board of Directors ratified the determination to vest the third tranche of restricted Common Stock under the Multi-Year Performance Awards as of January 1, 2011, in the amounts of 20,123, 8,385, 6,708 and 4,192 shares for Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively, and to pay the related tax gross-up payments of $286,411, $119,344, $95,475 and $59,665 to Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively. The determination to vest these shares was based upon the Committee's determination that the 2010 Performance Criteria had been satisfied.

        401(k) Savings Plan.    The Company maintains a tax-qualified qualified defined contribution plan for the benefit of all its eligible employees, including the named executive officers. The provisions and features of the plan apply to all participants in the plan, including the named executive officers. There were no discretionary matching or profit sharing contributions made by the Company to the plan on behalf of the named executive officers for 2010.

        Severance and Change-in-Control Payments.    Pursuant to their employment agreements entered into in 1999 (in the case of Messrs. Hersh, Lefkowitz and Thomas), 2000 (in the case of Mr. Grossman) and 2006 (in the case of Mr. Yeager), each of the named executive officers is eligible for certain benefits upon the occurrence of a change in control or in certain instances upon termination of employment. The provisions governing such payments are designed to be competitive with comparable employment contract provisions of executive officers of other public REITs. The employment agreements of each of the Company's named executive officers provide for the payment of specified benefits in the event of the executive's termination following a change in control, the executive's termination for "good reason" or the executive's involuntary termination "without cause" (as such terms are defined in the respective employment agreements). The potential payments to be made to the Company's named executive officers upon termination following a change in control are designed to keep the executive officers engaged both before and during an impending business combination to ensure continuity in management during a change in control. When the Committee made its various annual compensation determinations during the last fiscal year, it assumed that none of the payment triggers would occur during the period with respect to which such compensation determinations were made. Consequently, these arrangements did not impact the Company's overall compensation objectives or affect determinations with respect to annual compensation levels of the named executive officers.

        Each of the employment agreements of the Company's named executive officers was negotiated at arms length, was approved by the Board of Directors and reflects severance triggers and benefits that, at the time the agreements were entered into, the Board of Directors believed to have been market terms and in the best interests of the Company and its stockholders. In consideration of each named executive officer's long-term commitment to the Company pursuant to the terms and conditions of their respective employment agreements, which include non-compete provisions, the Board of Directors believes that the severance benefits payable to the named executive officers in connection with a termination without cause, for good reason or upon a change in control are necessary to attract and retain exceptional members of management by providing the named executive officers with the benefit of the remuneration for which they bargained.

        The employment agreements for Messrs. Hersh, Lefkowitz and Thomas were entered into in 1999. The employment agreements of Messrs. Grossman and Yeager were entered into in 2000 and 2006,

respectively. The potential severance payments to be made to a named executive officer have been set at amounts that, at the time the employment agreements were entered into, the Board of Directors believed were necessary to induce the named executive officers to enter into their respective employment agreements and which the Board of Directors believed would provide an ongoing performance incentive for the executive by removing the risk of unexpected, arbitrary termination of employment.

        Upon termination due to death, disability, without cause, for good reason or in the event of a change in control, Messrs. Hersh, Lefkowitz and Thomas are entitled to receive an aggregate cash payment of $8 million, $2.5 million and $2.5 million, respectively, pursuant to the terms and conditions of their respective employment agreements. Upon termination due to death, disability, without cause or for good reason, Messrs. Grossman and Yeager are entitled to receive an aggregate cash payment of $1 million each, pursuant to the terms and conditions of their respective employment agreements. Mr. Yeager voluntarily resigned as executive vice president of the Company without good reason effective March 26, 2010. See "Employment Contracts; Potential Payments Upon Termination or Change in Control."

        The Board of Directors believes that where a named executive officer is terminated due to death, disability, without cause, for good reason, or in certain circumstances in connection with a change in control, it is appropriate to pay these severance benefits and to accelerate the vesting of equity compensation awards, as the executive should not suffer the detriment of a breach of the employment agreement by the Company or a change in ownership. These severance payments were intended, at the time each employment agreement was entered into, to represent a multiple of the executive's estimated total annual compensation, and represent a multiple of approximately four, three, three, two and one times the total annual compensation of Messrs. Hersh, Lefkowitz, Thomas, Grossman and Yeager, respectively, based on the total annual compensation at the time their respective employment agreements were entered into. See "Employment Contracts; Potential Payments Upon Termination or Change in Control" for a summary of the amount payable under the employment agreements upon the occurrence of such events.

        Other Compensation.    The Company offers limited perquisites to its executive officers, such as travel and transportation allowances. See note 8 under "Executive Compensation—Summary Compensation Table." The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees, nor does it offer non-qualified defined contribution or other deferred compensation plans.

        Chief Executive Officer Compensation.    Mitchell E. Hersh, the President and Chief Executive Officer of the Company, received a base salary during 2010 of $1,050,000 pursuant to the employment agreement entered into in December 1997, as amended and restated in July 1999. Mr. Hersh also was paid a cash bonus of $1,000,000 in recognition of services performed during fiscal 2010. Mr. Hersh received no fees for his service as a director of the Company during fiscal 2010. The Committee recognizes Mr. Hersh's contributions to the Company's operations and attempts to ensure that the President and Chief Executive Officer's compensation is commensurate with the compensation of chief executive officers of comparable corporations. On December 7, 2010, the Committee approved and the Board of Directors ratified the grant, effective December 7, 2010, of a bonus of 25,000 shares of restricted Common Stock to Mr. Hersh, as further described under the heading "Annual Restricted Stock Bonus Compensation" above. The Committee and the Board of Directors deemed such annual cash and restricted stock bonus awards and Mr. Hersh's total compensation appropriate based upon the 2010 Performance Criteria and in light of Mr. Hersh's substantial contribution to the Company's development and success in 2010. As described under the heading "LTIP Awards" above, on December 7, 2010, the Committee approved and the Board of Directors ratified the determination to vest 20,123 shares of restricted Common Stock previously granted to Mr. Hersh under the Multi-Year Performance Awards as of January 1, 2011 and to pay the related tax gross-up payment, which the Company is contractually obligated to pay.

        The Committee's policies and procedures for determining Mr. Hersh's compensation are the same policies and procedures for determining the compensation of the other named executive officers. The compensation paid to the Company's named executive officers during 2010, including Mr. Hersh, was fixed by the Committee based upon the Company's overall performance, the achievement of the 2010 Performance Criteria, and the individual performance of the named executive officers at amounts that were within the median range of total compensation paid to the executive officers of similar positions at the Peer Group REITs. Fixing the compensation of the Company's named executive officers at these amounts, although within the median range of total compensation relative to the Peer Group REITs in 2010, resulted in a disparity between Mr. Hersh's total compensation and that of the next highest compensated named executive officer of approximately $2.2 million. The Committee has determined that the compensation paid to Mr. Hersh is both consistent with the compensation paid to principal executive officers at the Peer Group REITs and appropriate in light of Mr. Hersh's significant role with the Company, including without limitation his responsibilities for the strategic direction and long-term planning for the Company as its President. Mr. Hersh's compensation package was presented to and ratified by the full Board of Directors of the Company shortly after it was set by the Committee and before any compensation awards were finalized. Based on the foregoing factors, the Committee believes that Mr. Hersh's compensation as compared to both the principal executive officers of the Peer Group REITs and the other named executive officers of the Company is appropriate.

        In furtherance of the Company's efforts to maintain best corporate governance practices, the Committee recommended and the Board of Directors adopted Equity Ownership Guidelines for the Chief Executive Officer. The Equity Ownership Guidelines will further align the interests of the Chief Executive Officer with stockholder value and requires the Chief Executive Officer to own an aggregate of 100,000 shares of the Company's common stock ("Shares") or units of limited partnership interest of Mack-Cali Realty, L.P. redeemable for Shares ("OP Units"), in any combination of Shares or OP Units as determined in the sole discretion of the Chief Executive Officer, effective as of December 31, 2011.

Executive Compensation and Option Committee Report

        The Executive Compensation and Option Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 and the Company's proxy statement relating to the annual meeting of stockholders to be held on May 24, 2011. This report is provided by the following independent directors, who comprise all of the members of the Executive Compensation and Option Committee:

EXECUTIVE COMPENSATION AND OPTION COMMITTEE OF THE BOARD OF DIRECTORS
Alan G. Philibosian, Chairman Kenneth M. Duberstein Vincent Tese

Executive Compensation and Option Committee Interlocks and Insider Participation

        The Executive Compensation and Option Committee consists of Alan G. Philibosian, chairman, Kenneth M. Duberstein and Vincent Tese. No member of the Executive Compensation and Option Committee was at any time in 2010 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure as a related-person transaction in the section "Certain Relationships and Related Transactions." No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our board of directors or Executive Compensation and Option Committee at any time in 2010.

 EXECUTIVE COMPENSATION

        The following table sets forth certain information concerning the compensation of the chief executive officer, the chief financial officer, and the three most highly compensated executive officers of the Company other than the chief executive officer and the chief financial officer (collectively, the "Named Executive Officers") for the Company's fiscal years ended December 31, 2010, 2009 and 2008:

Summary Compensation Table

Name and Principal Position	Year	Salary($)		Bonus($)	Stock Awards($)(3)		All Other Compensation($)		Total ($)
Mitchell E. Hersh	2010	1,050,000		1,000,000	1,465,831	(4)	384,780	(7)(8)	3,900,611
President and Chief	2009	1,050,000		1,000,000	1,082,489	(5)	342,230	(9)(10)	3,474,719
Executive Officer	2008	1,090,385	(2)	985,000	1,314,826	(6)	626,437	(11)(12)	4,016,648
Barry Lefkowitz	2010	420,000		505,000	611,935	(4)	172,678	(7)(8)	1,709,613
Executive Vice President and	2009	420,000		505,000	452,269	(5)	154,501	(9)(10)	1,531,770
Chief Financial Officer	2008	436,154	(2)	505,000	564,021	(6)	278,188	(11)(12)	1,783,363
Michael A. Grossman	2010	370,000		495,000	529,826	(4)	142,019	(7)(8)	1,536,845
Executive Vice President	2009	370,000		495,000	404,481	(5)	127,479	(9)(10)	1,396,960
	2008	384,231	(2)	495,000	494,867	(6)	229,730	(11)(12)	1,603,828
Roger W. Thomas	2010	370,000		400,000	354,008	(4)	87,532	(7)(8)	1,211,540
Executive Vice President,	2009	370,000		400,000	277,037	(5)	78,445	(9)(10)	1,125,482
General Counsel and Secretary	2008	384,231	(2)	400,000	335,339	(6)	183,955	(11)(12)	1,303,525
Mark Yeager(1)	2010	92,500		0(1)	0	(1)	78,082	(7)(8)	170,582
Former Executive	2009	370,000		495,000	404,481	(5)	116,879	(9)(10)	1,386,360
Vice President	2008	384,231	(2)	495,000	494,867	(6)	185,100	(11)(12)	1,559,198

(1)
Mr. Yeager resigned as Executive Vice President of the Company effective March 26, 2010.

(2)
The annual base salaries of Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager for 2008 were $1,050,000, $420,000, $370,000, $370,000 and $370,000, respectively. Due to a change in the Company's payroll calendar during 2008 (based on a bi-weekly payroll, there were 27 pay periods in 2008), the salaries for Messrs. Hersh, Lefkowitz, Grossman and Thomas in the table above reflect what was actually paid in 2008.

(3)
The Company accounted for stock options and restricted Common Stock awards granted prior to 2002 using the intrinsic value method prescribed in the previously existing accounting guidance on accounting for stock issued to employees. In 2002, the Company adopted the provisions of Accounting Standards Codification ("ASC") 718, and in 2006, the Company adopted the amended guidance. For a discussion of the Company's accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies—Stock Compensation, to the Company's financial statements beginning on page 77 of the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

(4)
Represents the grant date fair value of annual restricted common stock bonus awards and LTIP awards with a 2010 grant date and do not necessarily reflect compensation actually received by the named executive officers in 2010. The grant date fair values of these awards were calculated in accordance with ASC 718. These awards include the annual restricted common stock bonus awards granted to each of the named executive officers on December 7, 2010 described in "Compensation Discussion and Analysis—Annual Restricted Common Stock Bonus Compensation." These awards consisted of 25,000, 10,455, 9,697 and 6,818 shares of restricted Common Stock granted to Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively, with a grant date fair value per share of $30.2155 calculated in accordance with ASC 718. Also included in the 2010 compensation expense numbers is the third tranche of the Multi-Year Performance Awards described in "Compensation Discussion and Analysis—LTIP Awards." These awards consisted of 20,123, 8,385, 6,708 and 4,192 shares of restricted Common Stock granted to Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively, with a grant date fair value of $35.305 calculated in accordance with ASC 718.

(5)
Represents the grant date fair value of annual restricted common stock bonus awards and LTIP awards with a 2009 grant date and do not necessarily reflect compensation actually received by the named executive officers in 2009. The grant date fair values of these awards were calculated in accordance with ASC 718. These awards include the annual restricted common stock bonus awards granted to each of the named executive officers on December 8, 2009 described in "Compensation Discussion and Analysis—Annual Restricted Common Stock Bonus Compensation." These awards consisted of 25,000, 10,455, 9,697, 6,818 and 9,697 shares of restricted Common Stock granted to Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively, with a grant date fair value per share of $32.01 calculated in accordance with ASC 718. Also included in the 2009 compensation expense numbers is the second tranche of the Multi-Year Performance Awards described in "Compensation Discussion and Analysis—LTIP Awards." These awards consisted of 15,093, 6,289, 5,031, 3,144 and 5,031 shares of restricted Common Stock granted to Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively, with a grant date fair value of $18.70 calculated in accordance with ASC 718.

(6)
Represents the grant date fair value of annual restricted common stock bonus awards and LTIP awards with a 2008 grant date and do not necessarily reflect compensation actually received by the named executive officers in 2008. The grant date fair values of these awards were calculated in accordance with ASC 718. These awards include the annual restricted common stock bonus awards granted to each of the named executive officers on December 9, 2008 and consisted of 36,265, 15,866, 14,733, 10,426 and 14,733 shares of restricted Common Stock granted to Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively, with a grant date fair value of $21.3982 per share calculated in accordance with ASC 718. Also included in the 2008 stock awards is the first tranche of the Multi-Year Performance Awards issued on January 2, 2008 described in "Compensation Discussion and Analysis—LTIP Awards." These awards consisted of 15,093, 6,289, 5,031, 3,144 and 5,031 shares of restricted Common Stock granted to Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively, with a grant date fair value of $35.70 per share calculated in accordance with ASC 718.

(7)
Includes tax gross-up payments in the amounts of $224,278, $93,453, $74,759, $46,719, and $74,759 for Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively, relating to restricted Common Stock which vested on January 1, 2010.

(8)
Includes the following compensation:

(i)
Mr. Hersh's Amended and Restated Employment Agreement with the Company entitles him to participate in a security plan of the Company, pursuant to which the Company provides a vehicle for Mr. Hersh's exclusive use for which the Company incurred expenses of approximately $33,723 in 2010 and for which the Company expensed the full value in 2010;

(ii)
Annual vehicle allowances for Messrs. Lefkowitz, Grossman, Thomas and Yeager in the amounts of $26,400, $25,000, $14,400 and $3,323, respectively, in 2010; and

(iii)
Dividends earned in 2010 on unvested shares of restricted Common Stock in the amounts of $126,779, $52,825, $42,260, $26,413 and $0 for Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively.

(9)
Includes tax gross-up payments in the amounts of $153,488, $63,956, $51,163, $31,973 and $51,163 for Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively, relating to restricted Common Stock which vested on January 1, 2009.

(10)
Includes the following compensation:

(i)
Mr. Hersh's Amended and Restated Employment Agreement with the Company entitles him to participate in a security plan of the Company, pursuant to which the Company provides a vehicle for Mr. Hersh's exclusive use for which the Company incurred expenses of approximately $34,795 in 2009 and for which the Company expensed the full value in 2009;

(ii)
Annual vehicle allowances for Messrs. Lefkowitz, Grossman, Thomas and Yeager in the amounts of $26,400, $25,000, $14,400 and $14,400, respectively, in 2009; and

  (iii)
  Dividends earned in 2009 on unvested shares of restricted Common Stock in the amounts of $153,947, $64,145, $51,316, $32,072 and $51,316 for Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively.

(11)
Includes tax gross-up payments in the amounts of $333,985, $140,156, $114,617, $112,049 and $80,010 for Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively, relating to restricted Common Stock which vested on January 1, 2008

(12)
Includes the following compensation:

(i)
Mr. Hersh's Amended and Restated Employment Agreement with the Company entitles him to participate in a security plan of the Company, pursuant to which the Company provides a vehicle for Mr. Hersh's exclusive use for which the Company incurred expenses of approximately $31,578 in 2008 and for which the Company expensed the full value in 2008;

(ii)
Annual vehicle allowances for Messrs. Lefkowitz, Grossman, Thomas and Yeager in the amounts of $27,415, $25,962, $14,954 and $14,954, respectively, in 2008;

(iii)
Dividends earned in 2008 on unvested shares of restricted Common Stock in the amounts of $257,585, $107,328, $85,862, $53,663 and $85,862 for Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively;

(iv)
In 2008, the Company made discretionary employer matching contributions of $3,289 to the 401(k) Plan for the plan year ended December 31, 2007 on behalf of each of Messrs. Hersh, Lefkowitz, Grossman and Thomas; and

(v)
In 2008, the Company made a discretionary employer matching contribution of $4,274 to the Gale Plan for the plan year ended December 31, 2007 on behalf of Mr. Yeager.

 Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards—Target(1)	All Other Stock Awards: Number of Shares of Stock or Units(#)(2)	Grant Date Fair Value of Stock and Option Awards($)
Mitchell E. Hersh	03/31/10	20,123		710,443
President and Chief Executive Officer	12/07/10		25,000	755,388
Barry Lefkowitz	03/31/10	8,385		296,032
Executive Vice President and	12/07/10		10,455	315,903
Chief Financial Officer
Michael A. Grossman	03/31/10	6,708		236,826
Executive Vice President	12/07/10		9,697	293,000
Roger W. Thomas	03/31/10	4,192		147,999
Executive Vice President,	12/07/10		6,818	206,009
General Counsel and Secretary
Mark Yeager(3)	—	—		—
Former Executive Vice President	—		—	—

(1)
On January 2, 2008, each of Messrs. Hersh, Lefkowitz, Grossman, Thomas, were issued LTIP awards of 100,619, 41,925, 33,540 and 20,962 shares of restricted common stock, respectively, pursuant to Multi-Year Performance Awards described in "Compensation Discussion And Analysis—LTIP Awards." These shares of restricted Common Stock are scheduled to vest on an annual basis over a five to seven year period beginning January 1, 2009, provided certain performance requirements to be established by the Executive Compensation and Option Committee each year are satisfied. The amounts reported represent the third tranche of shares under the Multi-Year Performance Awards scheduled to vest on January 1, 2011 based upon satisfaction of the 2010 Performance Criteria with a grant date fair value of $35.305 per share calculated in accordance with ASC 718 on March 31, 2010, which is the date that the Executive Compensation and Option Committee established and communicated to the named executive officers the 2010 Performance Criteria.

(2)
On December 7, 2010, Messrs. Hersh, Lefkowitz, Grossman and Thomas were issued 25,000, 10,455, 9,697 and 6,818 shares of restricted Common Stock, respectively. Such shares of restricted Common Stock were fully vested as of the grant date. The recipients were, under the terms of all of such restricted share award agreements, prohibited from transferring any shares until six (6) months had elapsed from the grant date. The grant date fair market value of the restricted Common Stock calculated in accordance with ASC 718 is $30.2155 per share.

(3)
Effective March 26, 2010, Mr. Yeager voluntarily resigned as executive vice president of the Company. Mr. Yeager's resignation was without good reason under the terms of his employment agreement. Accordingly, he forfeited the 23,478 shares of restricted Common Stock previously awarded to Mr. Yeager pursuant to the Multi-Year Performance Awards that were unvested as of the effective date of his resignation.

 Outstanding Equity Awards At Fiscal Year-End

	Stock Awards
Name and Principal Position	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Nonvested Shares or Units of Stock That Have Not Vested($)
Mitchell E. Hersh	70,433	(1)	2,328,515	(2)
President and Chief Executive Officer
Barry Lefkowitz	29,347	(1)	970,212	(2)
Executive Vice President and Chief Financial Officer
Michael A. Grossman	23,478	(1)	776,183	(2)
Executive Vice President
Roger W. Thomas	14,674	(1)	485,122	(2)
Executive Vice President, General Counsel
and Secretary
Mark Yeager	—		—
Former Executive Vice President

(1)
Includes 20,123, 8,385, 6,708 and 4,192 shares of restricted Common Stock that vested on January 1, 2011 for each of Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively.

(2)
Market value based upon a market price of the Common Stock of $33.06 per share, the closing price of the Common Stock on the NYSE on December 31, 2010, the last trading day of 2010.

Option Exercises and Stock Vested

	Stock Awards
Name and Principal Position	Number of Shares Acquired on Vesting(#)(1)(2)	Value Realized on Vesting($)(1)(2)
Mitchell E. Hersh	40,093	1,285,582
President and Chief Executive Officer
Barry Lefkowitz	16,744	536,859
Executive Vice President and Chief Financial Officer
Michael A. Grossman	14,728	470,924
Executive Vice President
Roger W. Thomas	9,962	317,862
Executive Vice President, General Counsel and Secretary
Mark Yeager	5,031	169,444
Former Executive Vice President

(1)
On January 1, 2010, the following shares of restricted Common Stock vested: 15,093, 6,289, 5,031, 3,144 and 5,031 shares for Messrs. Hersh, Lefkowitz, Grossman, Thomas and Yeager, respectively. The value of such restricted Common Stock is based upon a market price of the Common Stock of $33.68, which was the closing price of the Common Stock on the NYSE on the first trading day after vesting.

(2)
On December 7, 2010, Messrs. Hersh, Lefkowitz, Grossman and Thomas were issued 25,000, 10,455, 9,697 and 6,818 shares of restricted Common Stock, respectively. Such shares of restricted the Common Stock were fully vested as of the grant date. The value of the restricted Common Stock is based upon a market price of the Common Stock of $31.09, which was the closing price of the Common Stock on the NYSE on the grant date.

 Pension Benefits

        The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees.

Non-Qualified Deferred Compensation

        The Company does not offer non-qualified defined contribution or other deferred compensation plans to its executive officers or employees.

Employment Contracts; Potential Payments Upon Termination or Change in Control

        Mitchell E. Hersh Employment Agreement.    On July 1, 1999, following the appointment of Mitchell E. Hersh as Chief Executive Officer of the Company on April 18, 1999, the Company and Mr. Hersh amended and restated Mr. Hersh's employment agreement with the Company, providing for a constant four year term. On December 9, 2008, the Company and Mr. Hersh amended his employment agreement to comply with the requirements of Section 409A ("Section 409A") of the Code (as so amended, the "Amended and Restated Hersh Agreement"). In May 2004, Mr. Hersh was appointed to the additional position of President of the Company. Mr. Hersh's current annual base salary is $1,050,000, with annual increases within the discretion of the Executive Compensation and Option Committee. Mr. Hersh also is eligible to receive an annual bonus, restricted share awards and options within the discretion of the Board of Directors or the Executive Compensation and Option Committee, as the case may be.

        On December 7, 2010, 25,000 shares of restricted Common Stock were issued to Mr. Hersh which were fully vested upon issuance and subject to a six month restriction on transfer. Pursuant to the Multi-Year Performance Awards authorized by the Board of Directors on September 12, 2007, on January 2, 2008 Mr. Hersh was issued 100,619 shares of restricted Common Stock which began to vest on January 1, 2009. The vesting of such shares is subject to the attainment of annual performance goals to be set by the Executive Compensation and Stock Option Committee for each year and an entitlement to tax gross-up payments upon such vesting, with the number of shares scheduled to be vested and earned on each vesting date on an annual basis over a five to seven year period, provided certain performance requirements are satisfied, generally equal to 15% of such restricted Common Stock on the vesting date in year one, 15% of such restricted Common Stock on the vesting date in year two, 20% of such restricted Common Stock on the vesting date in year three, 25% of such restricted Common Stock on the vesting date in year four and 25% of such restricted Common Stock on the vesting date in year five, with any unvested stock carried forward into subsequent years including year six and year seven (the "January 2008 Hersh Restricted Stock Grant"). See "Compensation Discussion and Analysis—LTIP Awards." On January 1, 2009, 15,093 shares of restricted Common Stock vested for Mr. Hersh; on January 1, 2010, 15,093 shares of restricted Common Stock vested for Mr. Hersh; and on January 1, 2011, 20,123 shares of restricted Common Stock vested for Mr. Hersh.

        Mr. Hersh is required to devote substantially all of his business time to the affairs of the Company and, subject to certain excluded activities, generally is restricted during the term of his employment and in the event his employment is terminated by the Company for "cause" or by him without "good reason," for a period of one year thereafter, from conducting any office-service, flex or office property development, acquisition or management activities within the continental United States. In the event that Mr. Hersh is terminated for "cause" or by him without "good reason," then he would be entitled to the following benefits:

  (i)
  any unpaid annual base salary at the rate then in effect accrued through and including the date of termination;

  (ii)
  any earned but unpaid incentive compensation or bonuses; and

  (iii)
  the right to retain and/or receive any shares of restricted Common Stock which have vested as of the last day of the Company's fiscal year coincident or immediately preceding his termination, and the corresponding tax gross-up payment, irrespective of whether the determination is made after the date of termination.

        In the event that Mr. Hersh is terminated without "cause" or due to his death or "disability," or if he terminates his employment for "good reason," or if he terminates his employment for any reason within six (6) months of a "change in control," then he would be entitled to the following benefits:

  (i)
  an aggregate cash payment of $8,000,000 fixed by the Amended and Restated Hersh Agreement;

  (ii)
  reimbursement of expenses incurred prior to the date of termination;

  (iii)
  immediate vesting of 70,433 unvested shares of restricted Common Stock, which were issued to Mr. Hersh on January 2, 2008, with an estimated present value of $2,328,515 assuming such shares had been outstanding on the assumed termination date of December 31, 2010, and based upon a market price of the Common Stock of $33.06 per share, which was the closing price of the Common Stock on the NYSE on December 31, 2010;

  (iv)
  the tax gross-up payments in connection with the vesting of all 70,433 unvested shares of restricted Common Stock valued at $1,001,261, assuming such shares had been outstanding on the assumed termination date of December 31, 2010; and

  (v)
  the continuation of health insurance coverage through the end of his unexpired employment period should his employment be terminated by the Company without "cause," by him for "good reason" or on account of his "disability" or death. The value of such benefits at December 31, 2010 is estimated to be approximately $64,000.

        Under the Amended and Restated Hersh Agreement:

  (i)
  "cause" is defined as:

  (a)
  willful and continued failure to use best efforts to substantially perform his duties (other than any such failure resulting from his incapacity due to physical or mental illness) for a period of thirty (30) days after written demand for substantial performance is delivered by the Company specifically identifying the manner in which the Company believes he has not substantially performed his duties;

  (b)
  willful misconduct and/or willful violation of the covenant to not disclose confidential information about the Company contained in Paragraph 11 of the Amended and Restated Hersh Agreement, which is materially economically injurious to the Company and the Operating Partnership taken as a whole;

  (c)
  the willful violation of the covenant not to compete contained in Paragraph 13 of the Amended and Restated Hersh Agreement; or

  (d)
  conviction of, or plea of guilty to, a felony.

        For purposes of the definition of "cause" under the Amended and Restated Hersh Agreement, no act, or failure to act, on his part shall be considered "willful" unless done, or omitted to be done, by him (I) not in good faith and (II) without reasonable belief that his action or omission was in furtherance of the interests of the Company.

  (ii)
  "disability" is defined as a determination by the Company, upon the advice of an independent qualified physician, that he has become physically or mentally incapable of performing his duties under the Amended and Restated Hersh Agreement and that such disability has disabled him for a cumulative period of one hundred eighty (180) days within a twelve (12) month period.

  (iii)
  "good reason" is defined as:

  (a)
  a material breach of the Amended and Restated Hersh Agreement by the Company, including but not limited to an assignment to him of duties materially and adversely inconsistent with his status as Chief Executive Officer or a member of the Board of Directors, or a material or adverse alteration in the nature of or diminution in his duties and/or responsibilities, reporting obligations, titles or authority;

  (b)
  a reduction in his annual base salary or material reduction in other benefits (except for bonuses or similar discretionary payments) as in effect at the time in question, a failure to pay such amounts when due or any other failure by the Company to furnish the compensation and benefits required by Paragraph 4 of the Amended and Restated Hersh Agreement;

  (c)
  termination within six (6) months of receipt of a notice of non-renewal of the term of the Amended and Restated Hersh Agreement;

  (d)
  termination on or within six (6) months of a change in control;

  (e)
  upon any purported termination of his employment for cause which is not effected pursuant to the procedures required by Paragraph 5 of the Amended and Restated Hersh Agreement;

  (f)
  upon the relocation of the Company's principal executive offices or his own office location to a location that is more than thirty (30) miles away from Cranford, New Jersey; or

  (g)
  his failure to be appointed or reappointed as a member of the Board of Directors.

  (iv)
  "change in control" is defined as the occurrence of any of the following events:

  (a)
  if any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than an employee benefit plan sponsored by the Company, becomes the "beneficial owner," as such term is used in Section 13 of the Exchange Act (without regard to any vesting or waiting periods) of (I) Common Stock or any class of stock convertible into Common Stock, and/or (II) common or preferred units of the Operating Partnership or any other class of units convertible into common units, in an amount equal to twenty percent (20%) or more of the sum total of the Common Stock and the common units (assuming conversion into common equity of all outstanding classes of stock and units) issued and outstanding immediately prior to such acquisition as if they were a single class and disregarding any equity raise in connection with the financing of such transaction;

  (b)
  if any Common Stock is purchased pursuant to a tender or exchange offer;

  (c)
  upon the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Company and unitholders of the Operating Partnership taken as a whole and considered as one class immediately before such transaction own, immediately after consummation of such transaction, equity securities and partnership units possessing less than fifty percent (50%) of the surviving or acquiring company and partnership taken as a whole; or

    (d)
    upon a turnover, during any two (2) year period, of the majority of the members of the Board of Directors, without the consent of the remaining members of the Board of Directors as to the appointment of the new members.

        Under the Amended and Restated Hersh Agreement, if Mr. Hersh is deemed to be a "specified employee" under Section 409A, to the extent any severance payments to Mr. Hersh constitute deferred compensation subject to Section 409A, such payments must be made to an irrevocable "rabbi" trust in form and substance reasonably satisfactory to Mr. Hersh. These severance payments and accrued interest would be paid to Mr. Hersh in a lump sum on the earlier to occur of: (i) the first day of the seventh month following his separation from service, or (ii) his date of death.

        Barry Lefkowitz Employment Agreement.    On July 1, 1999, the Company and Barry Lefkowitz amended and restated Mr. Lefkowitz's employment agreement with the Company and on December 9, 2008, the Company and Mr. Lefkowitz amended his employment agreement to comply with the requirements of Section 409A (as so amended, the "Amended and Restated Lefkowitz Agreement"). The terms and conditions of the Amended and Restated Lefkowitz Agreement are generally similar to those of the Amended and Restated Hersh Agreement, except that Mr. Lefkowitz's annual base salary for 2010 was $420,000.

        On December 7, 2010, 10,455 shares of restricted Common Stock were issued to Mr. Lefkowitz which were fully vested upon issuance and subject to a six month restriction on transfer. Pursuant to the Multi-Year Performance Awards authorized by the Board of Directors on September 12, 2007, on January 2, 2008 Mr. Lefkowitz was issued 41,925 shares of restricted Common Stock which began to vest on January 1, 2009, on terms and conditions similar to those of the January 2008 Hersh Restricted Stock Grant. On January 1, 2009, 6,289 shares of restricted Common Stock vested for Mr. Lefkowitz; on January 1, 2010, 6,289 shares of restricted Common Stock vested for Mr. Lefkowitz; and on January 1, 2011, 8,385 shares of restricted Common Stock vested for Mr. Lefkowitz.

        Mr. Lefkowitz is required to devote substantially all of his business time to the affairs of the Company and, subject to certain excluded activities, generally is restricted during the term of his employment and in the event his employment is terminated by the Company for "cause" or by him without "good reason," for a period of one year thereafter, from conducting any office- service, flex or office property development, acquisition or management activities within the continental United States. In the event that Mr. Lefkowitz is terminated for "cause" or by him without "good reason," then he would be entitled to the following benefits:

  (i)
  any unpaid annual base salary at the rate then in effect accrued through and including the date of termination;

  (ii)
  any earned but unpaid incentive compensation or bonuses; and

  (iii)
  the right to retain and/or receive any shares of restricted Common Stock which have vested as of the last day of the Company's fiscal year coincident or immediately preceding his termination, and the corresponding tax gross-up payment, irrespective of whether the determination is made after the date of termination.

        In the event that Mr. Lefkowitz is terminated without "cause" or due to his death or "disability," or if he terminates his employment for "good reason," or if he terminates his employment for any reason within six (6) months of a "change in control," then he would be entitled to the following benefits:

  (i)
  an aggregate cash payment of $2,500,000 fixed by the Amended and Restated Lefkowitz Agreement;

  (ii)
  reimbursement of expenses incurred prior to the date of termination;

  (iii)
  immediate vesting of 29,347 unvested shares of restricted Common Stock, which were issued to Mr. Lefkowitz on January 2, 2008, with an estimated present value of $970,212, assuming such shares had been outstanding on the assumed termination date of December 31, 2010, and based upon a market price of the Common Stock of $33.06 per share, which was the closing price of the Common Stock on the NYSE on December 31, 2010;

  (iv)
  the tax gross-up payments in connection with the vesting of all 29,347 unvested shares of restricted Common Stock valued at $417,191, assuming such shares had been outstanding on the assumed termination date of December 31, 2010; and

  (v)
  the continuation of health insurance coverage through the end of his unexpired employment period should his employment be terminated by the Company without "cause," by him for "good reason" or on account of his "disability" or death. The value of such benefits at December 31, 2010 is estimated to be approximately $101,000.

        Under the Amended and Restated Lefkowitz Agreement, the terms "cause," "disability," "good reason," and "change in control" have the same meaning of such terms in the Amended and Restated Hersh Agreement, except that the terms providing for appointment to the Board of Directors in the definition of "good reason" in the Amended and Restated Hersh Agreement are not included in the definition of such term in the Amended and Restated Lefkowitz Agreement.

        Roger W. Thomas Employment Agreement.    On July 1, 1999, the Company and Roger W. Thomas amended and restated Mr. Thomas' employment agreement with the Company and on December 9, 2008, the Company and Mr. Thomas amended his employment agreement to comply with the requirements of Section 409A (as so amended, the "Amended and Restated Thomas Agreement"). The terms and conditions of the Amended and Restated Thomas Agreement are generally similar to those of the Amended and Restated Lefkowitz Agreement, except that Mr. Thomas' annual base salary for 2010 was $370,000.

        On December 7, 2010, 6,818 shares of restricted Common Stock were issued to Mr. Thomas which were fully vested upon issuance and subject to a six month restriction on transfer. Pursuant to the Multi-Year Performance Awards authorized by the Board of Directors on September 12, 2007, on January 2, 2008 Mr. Thomas was issued 20,962 shares of restricted Common Stock which began to vest on January 1, 2009, on terms and conditions similar to those of the January 2008 Hersh Restricted Stock Grant. On January 1, 2009, 3,144 shares of restricted Common Stock vested for Mr. Thomas; on January 1, 2010, 3,144 shares of restricted Common Stock vested for Mr. Thomas; and on January 1, 2011, 4,192 shares of restricted Common Stock vested for Mr. Thomas.

        Mr. Thomas is required to devote substantially all of his business time to the affairs of the Company and, subject to certain excluded activities, generally is restricted during the term of his employment and in the event his employment is terminated by the Company for "cause" or by him without "good reason," for a period of one year thereafter, from conducting any office-service, flex or office property development, acquisition or management activities within the continental United States. In the event that Mr. Thomas is terminated for "cause" or by him without "good reason," then he would be entitled to the following benefits:

          (i)  any unpaid annual base salary at the rate then in effect accrued through and including the date of termination;

         (ii)  any earned but unpaid incentive compensation or bonuses; and

        (iii)  the right to retain and/or receive any shares of restricted Common Stock which have vested as of the last day of the Company's fiscal year coincident or immediately preceding his termination, and the corresponding tax gross-up payment, irrespective of whether the determination is made after the date of termination.

        In the event that Mr. Thomas is terminated without "cause" or due to his death or "disability," or if he terminates his employment for "good reason," or if he terminates his employment for any reason within six (6) months of a "change in control," then he would be entitled to the following benefits:

          (i)  an aggregate cash payment of $2,500,000 fixed by the Amended and Restated Thomas Agreement;

         (ii)  reimbursement of expenses incurred prior to the date of termination;

        (iii)  immediate vesting of 14,674 unvested shares of restricted Common Stock, which were issued to Mr. Thomas on January 2, 2008, with an estimated present value of $485,122, assuming such shares had been outstanding on the assumed termination date of December 31, 2010, and based upon a market price of the Common Stock of $33.06 per share, which was the closing price of the Common Stock on the NYSE on December 31, 2010;

        (iv)  the tax gross-up payments in connection with the vesting of all 14,674 unvested shares of restricted Common Stock valued at $208,602, assuming such shares had been outstanding on the assumed termination date of December 31, 2010; and

         (v)  the continuation of health insurance coverage through the end of his unexpired employment period should his employment be terminated by the Company without "cause," by him for "good reason" or on account of his "disability" or death. The value of such benefits at December 31, 2010 is estimated to be approximately $101,000.

        Under the Amended and Restated Thomas Agreement, the terms "cause," "disability," "good reason," and "change in control" have the same meaning of such terms in the Amended and Restated Lefkowitz Agreement.

        Michael A. Grossman Employment Agreement.    On December 5, 2000, the Company entered into an employment agreement with Michael A. Grossman and on December 9, 2008, the Company and Mr. Grossman amended his employment agreement to comply with the requirements of Section 409A (as so amended, the "Grossman Agreement"). The terms and conditions of the Grossman Agreement are generally similar to those of the Amended and Restated Lefkowitz Agreement, except that (i) the Grossman Agreement provides for an initial three year term, and a constant one year term beginning in 2003, and (ii) Mr. Grossman's annual base salary for 2010 was $370,000.

        On December 7, 2010, 9,697 shares of restricted Common Stock were issued to Mr. Grossman which were fully vested upon issuance and subject to a six month restriction on transfer. Pursuant to the Multi-Year Performance Awards authorized by the Board of Directors on September 12, 2007, on January 2, 2008 Mr. Grossman was issued 33,540 shares of restricted Common Stock which began to vest on January 1, 2009, on terms and conditions similar to those of the January 2008 Hersh Restricted Stock Grant. On January 1, 2009, 5,031 shares of restricted Common Stock vested for Mr. Grossman; on January 1, 2010, 5,031 shares of restricted Common Stock vested for Mr. Grossman; and on January 1, 2011, 6,708 shares of restricted Common Stock vested for Mr. Grossman.

        Mr. Grossman is required to devote substantially all of his business time to the affairs of the Company and, subject to certain excluded activities, generally is restricted during the term of his employment and in the event his employment is terminated by the Company for "cause" or by him without "good reason," for a period of one year thereafter, from conducting any office- service, flex or office property development, acquisition or management activities within the continental United States. In the event that Mr. Grossman is terminated for "cause" or by him without "good reason," then he would be entitled to the following benefits:

          (i)  any unpaid annual base salary at the rate then in effect accrued through and including the date of termination;

         (ii)  any earned but unpaid incentive compensation or bonuses; and

        (iii)  the right to retain and/or receive any shares of restricted Common Stock which have vested as of the last day of the Company's fiscal year coincident or immediately preceding his termination, and the corresponding tax gross-up payment, irrespective of whether the determination is made after the date of termination.

        In the event that Mr. Grossman is terminated without "cause" or due to his death or "disability," or if he terminates his employment for "good reason," then he would be entitled to the following benefits:

          (i)  an aggregate cash payment of $1,000,000 fixed by the Grossman Agreement;

         (ii)  reimbursement of expenses incurred prior to the date of termination;

        (iii)  immediate vesting of 23,478 unvested shares of restricted Common Stock, which were issued to Mr. Grossman on January 2, 2008, with an estimated present value of $776,183, assuming such shares had been outstanding on the assumed termination date of December 31, 2010, and based upon a market price of the Common Stock of $33.06 per share, which was the closing price of the Common Stock on the NYSE on December 31, 2010;

        (iv)  the tax gross-up payments in connection with the vesting of all 23,478 unvested shares of restricted Common Stock valued at $333,759 assuming a termination date of December 31, 2010; and

         (v)  the continuation of health insurance coverage through the end of his unexpired employment period. The value of such benefits at December 31, 2010 is estimated to be approximately $25,000.

        In the event of a "change in control," Mr. Grossman would be entitled to the following benefits:

          (i)  immediate vesting of all 23,478 unvested shares of restricted Common Stock with an estimated present value of $776,183, assuming such shares had been outstanding on the assumed change in control date of December 31, 2010 and based upon a market price of the Common Stock of $33.06 per share, which was the closing price of the Company's Common Stock on the NYSE on December 31, 2010;

         (ii)  the tax gross-up payments in connection with the vesting of all 23,478 unvested shares of restricted Common Stock valued at $333,759, assuming such shares had been outstanding on the assumed change in control date of December 31, 2010;

        Under the Grossman Agreement, the terms "cause," "disability," "good reason," and "change in control" have the same meaning of such terms in the Amended and Restated Lefkowitz Agreement.

        Mark Yeager Employment Agreement.    On May 9, 2006, the Company entered into an employment agreement with Mark Yeager and on December 9, 2008, the Company and Mr. Yeager amended his employment agreement to comply with the requirements of Section 409A (as amended, the "Yeager Agreement"). The terms and conditions of the Yeager Agreement are generally similar to those of the Amended and Restated Lefkowitz Agreement, except that (i) the Yeager Agreement provides for an initial three year term, and a constant one year term beginning in May 2009, and (ii) Mr. Yeager's annual base salary for 2010 was $370,000.

        Effective March 26, 2010, Mr. Yeager voluntarily resigned as executive vice president of the Company. Mr. Yeager's resignation was without good reason under the terms of his employment agreement. Accordingly, he was not entitled to any severance benefits and also forfeited 23,478 shares of restricted Common Stock that were awarded to him pursuant to the Multi-Year Performance Awards and that were unvested as of the effective date of his resignation.

        Any severance payments to the named executive officers made in accordance with the terms and conditions of their respective employment agreements described herein above shall be made in one lump sum as required by such employment agreements.

Potential Payments Upon Termination or Change In Control

        The following table sets forth information regarding approximate amounts payable to each of our named executive officers pursuant to their respective employment agreements (other than compensation earned, but not yet paid in 2011), assuming that their employment has been terminated or in the event of a change in control as of December 31, 2010 and that the payments are not subject to deferral in order to comply with Section 409A.

Name	Payments upon termination by Company without cause, by executive for good reason or due to death or disability of executive(1)		Payments upon a change in control(1)		Payments upon termination by the executive for any reason within six months of a change in control(1)
Mitchell E. Hersh	$11,393,776	(2)	—		$11,393,776	(6)
President and Chief
Executive Officer
Barry Lefkowitz	3,988,403	(3)	—		3,988,403	(7)
Executive Vice
President and Chief
Financial Officer
Michael A. Grossman	2,134,942	(4)	$1,109,942	(8)	—
Executive Vice President
Roger W. Thomas	3,294,724	(5)	—		3,294,724	(9)
Executive Vice President,
General Counsel and Secretary

(1)
The terms "cause," "good reason" (which includes without limitation a termination by the Company within six (6) months of a change in control), "disability" and "change in control" have the meanings ascribed to such terms in the respective employment agreements of the named executive officers (as summarized above).

(2)
Amount includes: (i) an aggregate cash payment of $8,000,000; (ii) immediate vesting of 70,433 unvested shares of restricted Common Stock valued at $2,328,515 and $1,001,261 in related tax gross-up payments; and (iii) the continuation of health insurance coverage through the end of his unexpired employment period valued at approximately $64,000.

(3)
Amount includes: (i) an aggregate cash payment of $2,500,000; (ii) immediate vesting of 29,347 unvested shares of restricted Common Stock valued at $970,212 and $417,191 in related tax gross-up payments; and (iii) the continuation of health insurance coverage through the end of his unexpired employment period valued at approximately $101,000.

(4)
Amount Includes: Amount includes: (i) an aggregate cash payment of $1,000,000; (ii) immediate vesting of 23,478 unvested shares of restricted Common Stock valued at $776,183 and $333,759 in related tax gross-up payments; and (iii) the continuation of health insurance coverage through the end of executive's unexpired employment period valued at approximately $25,000.

(5)
Amount includes: (i) an aggregate cash payment of $2,500,000; (ii) immediate vesting of 14,674 unvested shares of restricted Common Stock valued at $485,122 and $208,602 in related tax gross-up payments; and (iii) the continuation of health insurance coverage through the end of his unexpired employment period valued at approximately $101,000.

(6)
Amount is payable if Mr. Hersh terminates his employment for any reason within six (6) months after a change in control and includes: (i) an aggregate cash payment of $8,000,000; (ii) immediate vesting of 70,433 unvested shares of restricted Common Stock valued at $2,328,515 and $1,001,261 in related tax gross-up payments; and (iii) the continuation of health insurance coverage through the end of his unexpired employment period valued at approximately $64,000.

(7)
Amount is payable if Mr. Lefkowitz terminates his employment for any reason within six (6) months after a change in control and includes (i) an aggregate cash payment of $2,500,000; (ii) immediate vesting of 29,347 unvested shares of restricted Common Stock valued at $970,212 and $417,191 in related tax gross-up payments; and (iii) the continuation of health insurance coverage through the end of his unexpired employment period valued at approximately $101,000.

(8)
Amount is payable immediately upon a change in control and includes immediate vesting of 23,478 unvested shares of restricted Common Stock valued at $776,183 and $333,759 in related tax gross-up payments.

(9)
Amount is payable if Mr. Thomas terminates his employment for any reason within six (6) months after a change in control and includes (i) an aggregate cash payment of $2,500,000; (ii) immediate vesting of 14,674 unvested shares of restricted Common Stock valued at $485,122 and $208,602 in related tax gross-up payments; and (iii) the continuation of health insurance coverage through the end of his unexpired employment period valued at approximately $101,000.

 COMPENSATION OF DIRECTORS

        Directors' Fees.    In 2010, each non-employee director was paid an annual fee of $45,000, plus $1,500 for attendance at, or telephonic participation in, any board or committee meeting. The Chairmen of each of the Audit Committee and the Executive Committee were paid an additional annual fee of $15,000. The Chairmen of each of the Nominating and Corporate Governance Committee and the Executive Compensation and Option Committee were paid an additional annual fee of $10,000. The Company does not pay director fees to employee directors, who in fiscal 2010 consisted of Mitchell E. Hersh. Each director also was reimbursed for expenses incurred in attending board and committee meetings. For fiscal year 2010, the Company's non-employee directors received directors' fees or fee equivalents (see "Compensation of Directors—Directors' Deferred Compensation Plan" below) in the amounts set forth in the table below.

        Directors' Deferred Compensation Plan.    Pursuant to the Amended and Restated Directors' Deferred Compensation Plan, originally effective as of January 1, 1999 (the "Directors' Deferred Compensation Plan"), each non-employee director is entitled to defer all or a specified portion of the annual fee to be paid to such director. The account of a director who elects to defer such compensation under the Directors' Deferred Compensation Plan is credited with the hypothetical number of stock units, calculated to the nearest thousandths of a unit, determined by dividing the amount of cash compensation deferred on the quarterly deferral date by the closing market price of the Common Stock on such quarterly deferral date. Any stock dividend declared by the Company on Common Stock results in a proportionate increase in units in the director's account as if such director held shares of Common Stock equal to the number of units in such director's account. Payment of a director's account may only be made in a lump sum in shares of Common Stock equal to the number of units in a director's account after either the director's service on the Board of Directors has terminated or there has been a change in control of the Company. In 2010, the director accounts of Nathan Gantcher, David S. Mack, Alan G. Philibosian, Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg elected to receive a portion of their cash fees earned in 2010 in the form of deferred stock units. On December 9, 2008, the Directors' Deferred Compensation Plan was amended and restated to conform to the requirements of Section 409A of the Code.

        Directors' Stock Incentive Plans.    The Company has two equity compensation plans pursuant to which equity compensation awards to non-employee members of the Board of Directors may be made: the Amended and Restated 2000 Director Stock Option Plan of Mack-Cali Realty Corporation (the "2000 Director Stock Option Plan"), and the Mack-Cali Realty Corporation 2004 Incentive Stock Plan (the "2004 Incentive Plan"). References to the "Director Incentive Plans" herein refer to the 2000 Director Stock Option Plan and the 2004 Incentive Plan, collectively. Pursuant to the Director Incentive Plans, each non-employee director is automatically granted a non-qualified option to purchase 5,000 shares of Common Stock in connection with the director's initial election or appointment to the Board of Directors. These grants under the Director Incentive Plans are made at an exercise price equal to the "fair market value" (as defined under the Director Incentive Plans) at the time of the grant of the shares of Common Stock subject to such option. The Executive Compensation and Option Committee may make additional discretionary option grants to eligible directors, consistent with the terms of the Director Incentive Plans. The Board of Directors may amend, suspend or terminate the Director Incentive Plans at any time, except that any amendments that would constitute a material revision to either of the Director Incentive Plans must be submitted for stockholder approval pursuant to applicable NYSE rules. In 2010, 22,957 shares of restricted Common Stock were granted to the non-employee members of the Board of Directors pursuant to the Director Incentive Plans.

 2010 Director Compensation

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)		All Other Compensation ($)(3)	Total($)
William L. Mack	70,500	65,010	(6)	24,721	160,231
Alan S. Bernikow	72,000	65,010	(7)	—	137,010
Martin S. Berger(4)(8)	19,125	—		—	19,125
John R. Cali	51,000	65,010	(9)	—	116,010
Kenneth M. Duberstein	58,500	65,010	(10)	—	123,510
Nathan Gantcher	63,000	65,010	(11)	22,706	150,716
David S. Mack	51,000	65,010	(12)	13,131	129,141
Alan G. Philibosian	70,000	65,010	(13)	12,965	147,975
Irvin D. Reid	57,000	65,010	(14)	23,499	145,509
Vincent Tese	68,500	65,010	(15)	26,864	160,374
Robert F. Weinberg(5)	31,875	65,010	(16)	—	96,885
Roy J. Zuckerberg	61,500	65,010	(17)	22,706	149,216

TOTAL:	674,000	715,110		146,592	1,535,702

(1)
Of the cash fees earned or paid to Nathan Gantcher, David S. Mack, Alan G. Philibosian, Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg in 2010, the following amounts were paid for cash fees earned in 2010 and paid in deferred stock units in lieu of cash pursuant to elections made by each such director: $45,000, $45,000, $27,500, $45,000, $55,000 and $45,000 for Messrs. Gantcher, Mack, Philibosian, Reid, Tese and Zuckerberg, respectively.

(2)
On December 7, 2010, each non-employee member of the Board of Directors was granted 2,087 shares of restricted Common Stock. The grant date fair value of these shares calculated in accordance with Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation was $31.15 per share. The Company accounted for stock options and restricted Common Stock awards granted prior to 2002 using the intrinsic value method prescribed in the previously existing accounting guidance on accounting for stock issued to employees. In 2002, the Company adopted the provisions of ASC 718, and in 2006, the Company adopted the amended guidance. For a discussion of the Company's accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies—Stock Compensation, to the Company's financial statements beginning on page 72 of the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

(3)
Deferred stock units awarded to William L. Mack, Nathan Gantcher, David S. Mack, Alan G. Philibosian, Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg in 2010 include quarterly deemed stock dividends earned in 2010 on cumulative deferred stock units under the Mack-Cali Realty Corporation Deferred Compensation Plan for Directors in the amounts of $24,721, $22,706, $13,131, $12,965, $23,499, $26,864 and $22,706 for Messrs. Mack, Gantcher, Mack, Philibosian, Reid, Tese and Zuckerberg, respectively.

(4)
Mr. Berger resigned from the Board of Directors following the 2010 Annual Meeting pursuant to his agreement with Mr. Weinberg. See "Certain Relationships and Related Transactions—Robert Martin Agreement."

(5)
Mr. Weinberg was appointed to the Board of Directors following the 2010 Annual Meeting pursuant to his agreement with Mr. Berger. See "Certain Relationships and Related Transactions—Robert Martin Agreement."

(6)
As of December 31, 2010, Mr. Mack had vested options to purchase 10,000 shares of Common Stock and 4,057 unvested shares of restricted Common Stock, including 1,970 shares that vested on January 1, 2011.

(7)
As of December 31, 2010, Mr. Bernikow had vested options to purchase 5,000 shares of Common Stock and 4,057 unvested shares of restricted Common Stock, including 1,970 shares that vested on January 1, 2011.

(8)
As of December 31, 2010, Mr. Berger had 1,970 unvested shares of restricted Common Stock that vested on January 1, 2011.

(9)
As of December 31, 2010, Mr. Cali had 4,057 unvested shares of restricted Common Stock, including 1,970 shares that vested on January 1, 2011.

(10)
As of December 31, 2010, Mr. Duberstein had vested options to purchase 5,000 shares of Common Stock and 4,057 unvested shares of restricted Common Stock, including 1,970 shares that vested on January 1, 2011.

(11)
As of December 31, 2010, Mr. Gantcher had vested options to purchase 10,000 shares of Common Stock and 4,057 unvested shares of restricted Common Stock, including 1,970 shares that vested on January 1, 2011.

(12)
As of December 31, 2010, Mr. Mack had vested options to purchase 5,000 shares of Common Stock and 4,057 unvested shares of restricted Common Stock, including 1,970 shares that vested on January 1, 2011.

(13)
As of December 31, 2010, Mr. Philibosian had vested options to purchase 10,000 shares of Common Stock and 4,057 unvested shares of restricted Common Stock, including 1,970 shares that vested on January 1, 2011.

(14)
As of December 31, 2010, Dr. Reid had 4,057 unvested shares of restricted Common Stock, including 1,970 shares that vested on January 1, 2011.

(15)
As of December 31, 2010, Mr. Tese had 4,057 unvested shares of restricted Common Stock, including 1,970 shares that vested on January 1, 2011.

(16)
As of December 31, 2010, Mr. Weinberg had vested options to purchase 10,000 shares of Common Stock and 2,087 unvested shares of restricted Common Stock.

(17)
As of December 31, 2010, Mr. Zuckerberg had vested options to purchase 10,000 shares of Common Stock and 4,057 unvested shares of restricted Common Stock, including 1,970 shares that vested on January 1, 2011.

 Compensation Risk Assessment

        In setting compensation, the Executive Compensation and Option Committee considers the risks to our stockholders and to achievement of our goals that may be inherent in our compensation programs. At the direction of the Executive Compensation and Option Committee, we conducted a risk assessment of our compensation programs, including our executive compensation programs. The Executive Compensation and Option Committee and its compensation consultant reviewed and discussed the findings of this assessment and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incent employees to take unnecessary or excessive risks. Although a significant portion of our executive's compensation is performance-based and "at-risk," we believe our executive compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on the Company. We considered the following elements of our executive compensation plans and policies when evaluating whether such plans and policies encourage our executives to take unreasonable risks:

  •
  We set flexible performance criteria that we believe are reasonable in light of past performance and market conditions, and we use a variety of performance metrics (including, without limitation, strength of our balance sheet, FFO growth, occupancy and leasing rates and completion of successful debt and equity offerings) that we believe correlate to long-term creation of stockholder value and that are affected by management decisions;

  •
  We use restricted stock rather than stock options for equity awards because restricted stock retains value even in a depressed market so that executives are less likely to take unreasonable risks to cause options to become or remain "in-the-money;"

  •
  We provide a significant portion of long-term incentive compensation in the form of Multi-Year Performance Awards. The amounts ultimately earned under the awards are tied to how we perform over a five to seven year period, which focuses management on sustaining our long-term performance;

  •
  Assuming achievement of at least a minimum level of performance, payouts under our performance-based awards may result in some compensation at levels below full target achievement, rather than an "all-or-nothing" approach;

  •
  The Committee's ability to consider non-financial and other qualitative performance factors in determining actual compensation payouts; and

  •
  Through providing a significant portion of each executive's annual compensation in the form of restricted stock and providing a minimum holding period, our executives have built sizable holdings of equity in the Company, which aligns an appropriate portion of their personal wealth to our long-term performance.

        In sum, we believe our executive compensation program is structured so that (i) we maintain a conservative risk profile that maintains the Company's low leverage, consistently strong stockholder returns, and long-term results, (ii) we avoid the type of disproportionately large short-term incentives that could encourage executives to take risks that may not be in our long-term interests; (iii) we provide incentives to manage for long-term performance; and (iv) a considerable amount of wealth of our executives is tied to our long-term success. We believe this combination of factors encourages our executives to manage the Company in a prudent manner. The Executive Compensation and Option Committee specifically considered compensation risk implications during its deliberations on the 2011 executive compensation performance criteria.

 Equity Compensation Plan Information

        The following table summarizes information, as of December 31, 2010, relating to equity compensation plans of the Company (including individual compensation arrangements) pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights		Weighted-Average Exercise Price of Outstanding Options and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
Equity Compensation Plans Approved by Stockholders	535,435	(2)	$29.05	(3)	2,425,073
Equity Compensation Plans Not Approved by Stockholders(1)	84,236		N/A		N/A	(4)
Total	619,671		N/A		2,425,073

(1)
The only plan included in the table that was adopted without stockholder approval was the Directors' Deferred Compensation Plan, the material features of which are summarized under "Compensation of Directors—Directors' Deferred Compensation Plan."

(2)
Includes 239,759 shares of restricted Common Stock.

(3)
Weighted-average exercise price of outstanding options; excludes restricted Common Stock.

(4)
The Directors' Deferred Compensation Plan does not limit the number of stock units issuable thereunder, but applicable SEC and NYSE rules restricted the aggregate number of stock units issuable thereunder to one percent (1%) of the Company's outstanding shares when the plan commenced on January 1, 1999.

 PROPOSAL NO. 2
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The following proposal gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers as disclosed in the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers. We are providing this vote as required by Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Board of Directors believes that the overall design and function of the Company's executive compensation program is appropriate and effective in aligning the interests of management and the Company's stockholders and that management is properly incentivized to manage the Company in a prudent manner. Accordingly, we are asking our stockholders to vote "FOR" the adoption of the following resolution:

        "RESOLVED, that the stockholders advise that they approve the compensation of the named executive officers of the Company, as disclosed in the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material)."

        Although the vote is non-binding, the Board of Directors and the Executive Compensation and Option Committee will review the voting results in connection with their ongoing evaluation of the Company's executive compensation program. Broker non-votes (as described under the "Solicitation and Voting Procedures" section on page 2 of this proxy statement) are not entitled to vote on these proposals and will not be counted in evaluating the results of such vote.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

 PROPOSAL NO. 3
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
THE STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

        The following proposal gives our stockholders the opportunity to vote, on an advisory basis, on the frequency with which we include in our proxy statement an advisory vote, similar to Proposal 2 above, to approve or not approve the compensation of our named executive officers. Pursuant to Section 14A of the Exchange Act, we are required to hold this advisory stockholder vote at least once every six years to determine the frequency of the advisory stockholder vote on executive compensation: every year, every two years or every three years Accordingly, in satisfaction of this requirement, shareholders are being asked to vote on the following advisory resolution:

        "RESOLVED, that the stockholders of the Company advise that an advisory resolution with respect to executive compensation should be presented every one, two or three years as reflected by their votes for each of these alternatives, or election to abstain from voting, in connection with this resolution."

        After consideration of this proposal, the Nominating and Corporate Governance Committee and the Board of Directors have determined that a vote on the compensation of our named executive officers every one year is the most appropriate alternative for the Company. An annual advisory vote on executive compensation would give stockholders the opportunity to react promptly to emerging trends in compensation, provide feedback before those trends become pronounced over time, and give the Board of Directors and the Executive Compensation and Option Committee the opportunity to evaluate individual compensation decisions each year in light of the ongoing feedback from stockholders.

        You may cast your vote on your preferred voting frequency by selecting the option of holding an advisory vote on executive compensation "Every One Year," as recommended by the Board of Directors, "Every Two Years" or "Every Three Years," or you may "Abstain." Your vote is not intended to approve or disapprove the recommendation of the Board of Directors. Rather, we will consider the stockholders to have expressed a preference for the option that receives the most votes.

        While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us. Our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE HOLDING OF ADVISORY VOTES ON EXECUTIVE COMPENSATION TO BE HELD EVERY ONE YEAR.

 PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        PricewaterhouseCoopers LLP served as the Company's independent registered public accountants for the fiscal year ended December 31, 2010, and has been appointed by the Audit Committee to continue as the Company's independent registered public accountants for the fiscal year ending December 31, 2011. In the event that ratification of this appointment of the Company's independent registered public accountants is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of the Company's independent registered public accountants will be reconsidered by the Audit Committee. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2011.

        A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

        Your ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2011 does not preclude the Board of Directors from terminating its engagement of PricewaterhouseCoopers LLP and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. If the Company elects to retain a new independent registered public accounting firm, such independent registered public accountants will be another "Big 4" accounting firm.

        The Company was billed for professional services rendered in 2010 by PricewaterhouseCoopers LLP, the details of which are disclosed below.

Pre-Approval Policies and Procedures

        Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the Company's independent registered public accountants (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the Company's independent registered public accountants (including resolution of disagreements between management and the Company's independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company's independent registered public accountants are engaged by, and report directly to, the Audit Committee.

        The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and SEC Rule 2-01(c)(7)(i)(C) of Regulation S-X, all of which are approved by the Audit Committee prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of the Audit Committee has been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $75,000, and the Chairman of the Audit Committee reports for ratification such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.

Audit Fees

        The aggregate fees and expenses incurred by the Company and its consolidated subsidiaries for fiscal years ended December 31, 2010 and 2009 for professional services rendered by PricewaterhouseCoopers LLP in connection with (i) the audit of the Company's annual financial statements, (ii) the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, (iii) consents and comfort letters issued in connection with debt and equity offerings and registration statements and (iv) services provided in connection with statutory and regulatory filings or engagements, including attestation services required by Section 404 of the Sarbanes-Oxley Act of 2002, were $739,085 and $889,200, respectively.

Audit-Related Fees

        For the fiscal years ended December 31, 2010 and 2009, the Company did not incur any fees by PricewaterhouseCoopers LLP for assurance and related services in connection with (i) the performance of the audit or review of the Company's financial statements, including 401(k) plan audits, (ii) due diligence assistance and (iii) assistance with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees

        The aggregate fees incurred by the Company for fiscal years ended December 31, 2010 and 2009 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $175,000 and $175,000, respectively. These services consisted of reviewing the Company's tax returns.

All Other Fees

        The Company did not incur any other fees for fiscal years ended December 31, 2010 and 2009 for services rendered by PricewaterhouseCoopers LLP.

Vote Required and Board of Directors' Recommendation

        Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

 SUBMISSION OF STOCKHOLDER PROPOSALS

        The Company intends to hold its 2012 annual meeting of stockholders on or about May 22, 2012. To be considered for inclusion in the Company's notice of annual meeting and proxy statement for, and for presentation at, the annual meeting of the Company's stockholders to be held in 2012, a stockholder proposal must be received by Roger W. Thomas, Secretary, Mack-Cali Realty Corporation, 343 Thornall Street, Edison, New Jersey 08837-2206, no later than December 22, 2011, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.

        The Company's bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in the Company's notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at the annual meeting of the Company's stockholders to be held on or about May 22, 2012, any such stockholder proposal must be received by Roger W. Thomas, Secretary, Mack-Cali Realty Corporation, no earlier than January 25, 2012 and no later than February 24, 2012, and discretionary authority may be used if untimely submitted.

ANNUAL REPORT ON FORM 10-K

        The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to Roger W. Thomas, Secretary, Mack-Cali Realty Corporation, 343 Thornall Street, Edison, New Jersey 08837-2206.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies authorized pursuant to this Proxy Statement will be voted in respect thereof and in accordance with the judgments of the persons voting the proxies.

        It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or to promptly authorize a proxy to vote your shares by internet or telephone in accordance with the instructions on the accompanying proxy card.

By Order of the Board of Directors,

Roger W. Thomas Secretary

MACK-CALI REALTY CORPORATION

2011 ANNUAL MEETING OF STOCKHOLDERS

DATE:	May 24, 2011
TIME:	2:00 P.M.
PLACE:	HYATT REGENCY JERSEY CITY ON THE HUDSON
HARBORSIDE FINANCIAL CENTER
2 EXCHANGE PLACE
JERSEY CITY, NEW JERSEY 07302-3901

DETACH HERE

MACK-CALI REALTY CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Mitchell E. Hersh, Barry Lefkowitz, Roger W. Thomas and Michael A. Grossman, or any of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Mack-Cali Realty Corporation (the “Company”) to be held at the Hyatt Regency Jersey City on the Hudson, Harborside Financial Center, 2 Exchange Place, Jersey City, New Jersey 07302-3901, on Tuesday, May 24, 2011, at 2:00 p.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for proposal numbers 1, 2 and 4 and for the holding of advisory votes on executive compensation “Every One Year” (Proposal number 3). If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof this proxy will be voted in the discretion of the proxy holders. Any prior proxies are hereby revoked.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2011.

Our Proxy Statement, the Notice of Annual Meeting of Stockholders and Our Annual Report to Stockholders are available at http://www.mack-cali.com/investors/company_filings/

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

[GRAPHIC]

MACK-CALI REALTY CORPORATION

Proxy Voting Instructions

Your vote is important. Authorizing the proxies named herein to cast your vote in one of the three ways described on this instruction card, each of which is permitted by the Maryland General Corporation Law, votes all common shares of Mack-Cali Realty Corporation that you are entitled to vote. We urge you to promptly authorize the proxies named herein to cast your vote by:

[GRAPHIC]	• Vote-by-Internet: Log on to the Internet and go to http://www.investorvote.com/cli

[GRAPHIC]	• Vote-by-Telephone: call toll-free 1-800-652-VOTE (1-800-652-8683).

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as
in this example.

The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1, “FOR” Proposals 2 and 4, and “FOR” every 1 year in Proposal 3.

	FOR	WITHHELD
	☐	☐

1. The Election of Directors:
For, except vote withheld from the following nominee(s):

NOMINEES FOR DIRECTOR:

01. William L. Mack

02. Nathan Gantcher

03. David S. Mack

04. Alan G. Philibosian

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2.

Advisory vote approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the accompanying proxy statement.

	1 Yr	2 Yrs	3 Yrs	Abstain
	☐	☐	☐	☐

3.

Advisory vote approving the frequency of the stockholder vote on the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the accompanying proxy statement, every:

		FOR	AGAINST	ABSTAIN
		☐	☐	☐

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the Annual Meeting. Any prior proxy authorized by the undersigned is hereby revoked. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the related Proxy Statement dated April 20, 2011.

Please sign exactly as your name or names appear on the records of the Company and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer give full title.

Signature(s)	Date	Signature(s)	Date

4

QuickLinks

MACK-CALI REALTY CORPORATION 343 Thornall Street Edison, New Jersey 08837-2206
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS May 24, 2011
MACK-CALI REALTY CORPORATION 343 Thornall Street Edison, New Jersey 08837-2206 PROXY STATEMENT
VOTING SECURITIES AND PRINCIPAL HOLDERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards At Fiscal Year-End
Option Exercises and Stock Vested
Pension Benefits
Non-Qualified Deferred Compensation
Potential Payments Upon Termination or Change In Control
COMPENSATION OF DIRECTORS
2010 Director Compensation
Compensation Risk Assessment
Equity Compensation Plan Information
PROPOSAL NO. 2 NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 3 NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SUBMISSION OF STOCKHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS